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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2016 (UNAUDITED)

Table of Contents
The Alger Funds II
Shareholders’ Letter	1
Fund Highlights	13
Portfolio Summary	21
Schedules of Investments	22
Statements of Assets and Liabilities	52
Statements of Operations	58
Statements of Changes in Net Assets	61
Financial Highlights	66
Notes to Financial Statements	83
Additional Information	108

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Shareholders' Letter

April 30, 2016

Dear Shareholders,

Investor Stampede Creates Risks and Opportunities
Gary Larson’s quirky cartoon series “The Far Side” draws chuckles by having animals exhibit human-like behavior. In one popular cartoon, a massive bison stampede extends to the horizon. One insightful bison quips to a neighboring beast “As if we all knew where we’re going.” The six-month reporting period ended April 30 was notable as a period filled with economic uncertainty, diverging global monetary policies, and significant pressure on interest rates. As with the cartoon, where this takes us as investors is unclear, yet in such periods of deep uncertainty we are reminded that the best decisions are those that are the most thoughtful and not based upon emotion. Many investors, in an unquenchable thirst for income (and a misguided flight to “safety”) have rushed to bond-like equities, that is, equities that pay steady dividends. The end result was striking. While the S&P 500 index gained 0.43%, the Telecomm, Utilities, and Consumer Staples sectors climbed 14.68%,
12.90%, and 6.02%, respectively. These sectors have some of the poorest long-term growth prospects in the current economic environment. On the other hand, higher growth sectors like Information Technology, Health Care, and Consumer Discretionary each sustained losses.

We have learned in our 52 years of investing that there is no free lunch. Success in investing is not achieved by considering one factor, such as dividend yield, but instead by understanding companies, their management, their industries, and their competitors. It is with this more complete view that high-quality companies with strong growth potential can be identified.
Such companies, we maintain, can potentially provide investors with wealth creation from capital appreciation and with protection from the erosion of inflation upon their savings.

Stampedes, of course, can have dire consequences. The recent investor stampede, we believe, is dangerous, as investors have increased their exposure to the risk of higher interest rates and, at the same time, the relatively high valuations of stocks with generally poor growth prospects. We think the opportunities, long term, lie in the opposite direction. In particular, these investors may miss the attractive investment opportunities that can be found within the most vibrant industries in the U.S. and the world. America is seen as a leader in innovation in the Health Care and IT sectors, and has the richest and most diverse consumer market in the world. We believe it is within these sectors that superior companies and investments for long-term growth and capital appreciation can be found.

Investing in overseas markets is more challenging with different dynamics at play. The widely followed MSCI ACWI ex USA and MSCI Emerging Markets indices declined 1.51%
and 0.01%, respectively, during the reporting period with concerns over commodity prices contributing to weakening investor sentiment. In many overseas markets, this is entirely logical as the economies of many countries are strongly tied to their roles as commodities producers. As in the U.S., defensive sectors tended to outperform abroad. Nevertheless, international markets also have sectors that offer strong potential for long-term growth.
The rising middle class in many international markets is creating increased demand for goods and services, which in turn is creating opportunities for leading companies. Our team of international and emerging markets portfolio managers and analysts has a depth of experience in navigating foreign markets and identifying through fundamental research high-
quality growth companies across the globe. In these markets, diversification is paramount, so our international funds are well diversified, typically owning companies across the globe and across industries.

Oil and the U.S. Economy
From late 2013 until the start of the reporting period, the price of West Texas Intermediate
(WTI) fell from $110.62 a barrel to $46.12. It then declined to a low of $26.19 a barrel as of February 11, which was a 43.20% drop. The decline was accompanied by an 11.43%
decline of the S&P 500. In both 2015 and early 2016, many investors misread the decline in oil as a harbinger of a U.S. recession in 2016. We have consistently argued otherwise, noting that while cheap oil prices would, not surprisingly, drive down earnings in the energy and closely related sectors, there were broad benefits to the U.S. economy from lower energy prices. Cheap oil has bolstered Americans’ finances by slashing energy costs and allowing
Americans to strengthen their personal balance sheets by increasing their savings. It has also supported retail shopping and spending on homes. The U.S. housing market continues to improve in a steady fashion. Many indicators of consumer spending like ecommerce, travel, leisure, automotive, and home durables are quite healthy, despite the weakness reported in headlines about department store sales and the sales of other “old” economy retailers. Changing patterns of consumer preferences – largely based, in our view, on both ecommerce technology and on the rise of younger generations of Americans (the X and Y generations) as the baby boomers increasingly retire – is a large phenomenon that creates challenges for companies that have failed to adapt to the “new” marketplace and great opportunities for those that have helped define it in our time. Amazon.com, Inc., Netflix,
Inc., Alphabet, Inc. (formerly Google), and Apple, Inc. are all doing quite well in this new
American marketplace, while the landscape, especially in retail, is littered with companies, once good or even great, but today struggling to adapt their business models to the new and obvious reality.

So despite fears, corporate fundamentals are fine in the U.S. S&P 500 earnings ex-materials and ex-energy grew a healthy 6.3% in 2015, despite the additional headwind of a strong U.S.
dollar weighing on both exports and foreign earnings. For the first quarter of 2016, overall results for the S&P 500 slowed from that pace, but we expect continued growth in earnings in 2016 (again, ex-materials and ex-energy, though these might actually contribute to earnings growth on a reported basis through declining losses in these sectors). We note that oil appears to have bottomed in February and has since rebounded to close the reporting period at $45.98. Investor sentiment remains very cautious in our view, and indeed almost bearish, but there has been a significant rally in equities of late, with the S&P 500 generating a 13.39% return from February 12 to April 30.

Global Economy Weakens
Concerns over global economic growth continue. In early 2015, the International Monetary
Fund forecasted that the global economy would grow 3.3% in 2015 and 3.8% in 2016. In
October, it lowered those numbers to 3.1% for 2015 and 3.6% for this year. It maintained its 2015 estimate in January, but lowered its 2016 estimate to 3.4%. Also during the reporting period, estimates for global corporate earnings per share for the MSCI World Index were revised downward each month, declining from $106.72 in November to $101.20 as of April
30.

We are encouraged by the actions of many central banks across the globe, including the Bank of Japan (BOJ), the People’s Bank of China, and the European Central Bank, to provide additional economic stimulus. The BOJ, for its part, joined a handful of other countries that have maintained negative interest rates. Many central banks have also expressed a willingness to provide additional stimulus, and in the U.S., the Federal Reserve is taking a cautious approach to normalizing monetary policy after raising the fed funds rate in December.
We note, as we did in the fall of 2015 in an Alger market commentary, that monetary policy is not sufficient to stimulate fundamental, lasting growth in any economy. We hope to see future governmental actions to improve structural growth in Europe, Asia, and other foreign markets, and certainly we see that austerity policies are fading globally.

Further, in the significant changes occurring in international markets and economies, we see many opportunities for investors. Economic and political concerns have dominated investors’ mindset for a significant time now. But, as in the U.S., there are many companies forging ahead in their markets and globally, showing both solid earnings growth and strong fundamentals. We are always on the lookout for companies that are disrupting traditional business models by exploiting large-scale changes. The internet continues to be an investable trend but, especially in emerging markets, adoption of Western technology and lifestyles
(whether directly or in copycat fashion) is meeting with notable success in many regions and sectors.

The U.S. Dollar, Emerging Markets, and Interest Rates
The previous end of the U.S. asset buying program, or quantitative easing, combined with the Federal Reserve’s start to raising interest rates and anticipation of domestic economic growth, has supported a strong U.S. dollar, especially relative to countries that have been increasing monetary stimulus. At the start of the reporting period, the U.S. Dollar Index, which measures U.S. currency against currencies of trading partners, was at 96.89, up considerably from 79.14 in early 2014. Later in the reporting period, the Federal Reserve signaled that it would take a cautious approach to raising interest rates, which caused the strengthening of the U.S. dollar to moderate slightly, and the U.S. Dollar Index closed the reporting period at 93.80. As mentioned previously, investors have fretted over the impact of a strong dollar on U.S. exports and foreign earnings. We think the strong dollar does pose challenges to U.S. exporters, especially those of undifferentiated commodity-like products or services. In the end, however, we think U.S. companies with value-added products and service models that are differentiated from the competition will do fine. Since global competition is fierce, foreign companies seeking to succeed will invest in superior products and services that will help them obtain their goals. We think there are many U.S. companies that offer highly competitive products and services to the global market, even with the recent disadvantage of a stronger U.S. dollar.

Finally, it’s important to note that the strong U.S. dollar has also driven periods of capital outflows from countries with weaker currencies, especially emerging markets. We believe the sensitivity of global markets to the U.S. dollar is likely to cause the Federal Reserve to exercise extreme caution when normalizing monetary policy. At the same time, an estimated
$8 trillion in debt is trading globally with negative yields. When the Federal Reserve eventually takes further actions to normalize policy, it’s likely that higher interest rates will attract even more investors to U.S. debt, which could limit increases in yields here at home.

The Appeal of Growth Equities and the Downside of the Investor Stampede
We believe growth stocks are well positioned to outperform the market and especially bond-
like equites that have recently reached extreme valuations. The recent market action has left traditional growth stocks at attractive valuations, especially when assessing PEG ratios.
PEG ratios are determined by dividing a company’s price-to-earnings ratio, or P/E, by its expected earnings growth rate. As of April 30 of this year, the 12-month forward earnings
PEG for the Russell 1000 Growth Index was 42% lower than that of the Russell 1000 Value
Index. For most of 2016, the difference in PEGs has exceeded anything that has occurred since at least 2002. In addition, bond-like sectors such as Utilities and Consumer Staples are trading at over a 20% premium to their 20-year average P/E ratio while growth sectors like Information Technology and Health Care are trading at double-digit discounts. From a historical perspective, low P/E ratios have typically indicated strong potential for stocks to outperform and we believe the current valuations of growth stocks are no exception.

Over the long term, equity returns are driven by corporate fundamentals, including earnings and revenue growth. While dividend yields play an important role in the total return an investor should expect from equities, it is a mistake, in our view, to focus solely, or overly, on the dividend yield of a stock itself. It is, after all, a company’s fundamental success growing its sales and profits that ultimately will deliver the cash flow to support dividends and future dividend growth. The recent stampede into bond-like equities shows many signs of investors’ failure to discriminate between companies with strong longer term fundamentals and those that simply happen to pay a relatively higher dividend yield today. Much like fixed-income securities, these bond-like equities will be very interest-rate sensitive. Even a small change in interest rates or inflation could hurt the performance of bond-like stocks, especially those trading at high valuations with poor growth prospects or leveraged balance sheets.

Reasons for Optimism
Concerns over global growth are likely to drive market volatility, but we maintain that the
U.S. will continue to be an economic leader. April marked the 74th consecutive month of private-sector job growth in the U.S., which is an unprecedented accomplishment. Over the last year, the majority of those who have returned to the labor force have been from among the long-term unemployed, which is a category of Americans that has traditionally faced substantial challenges with finding work. In addition to steady job creation, the nation’s
5.0% unemployment rate implies that the job market is healthy. We continue to believe that low oil prices combined with low inflation and the Federal Reserve’s cautious approach to raising interest rates will continue to support the country’s economy.

Corporate America is also strong. In the fourth quarter, S&P 500 companies ex-financials held $1.44 trillion in cash, according to FactSet Research Systems, Inc. The figure represents a 0.5% year-over-year decline, but is still the third-highest level in 10 years. Fixed capital expenditures during the quarter also declined when compared to the record level of outlays during the same quarter of 2014. Yet, the $170.4 billion in outlays for the final quarter of 2015 represented the third-highest level in 10 years, despite a 41% drop in capital expenditures by energy companies. Corporations are also buying back stock at a rapid pace, with approximately 30% of S&P 500 constituents having reduced their share count by at least 4% during the first quarter, according to S&P Capital IQ.

We urge investors to carefully assess the appeal of growth equities and to evaluate the role of bond-like equities in their investment strategies. We are in an era of rapid and dynamic change. New technologies such as the internet, smartphones, ebooks, and social media have reached 50% market penetration in a fraction of the time that older innovations such as washing machines, dishwashers, and landline telephones required. Medical innovation in orthopedic, cardiac, and cancer treatments (to name only a few) has advanced and will continue to advance in ways that were unimaginable only a generation or so ago. We think every prudent, long-term investor should have a portfolio “overweight” in the industries, companies, and trends that are changing nearly every aspect of modern day life.

Portfolio Matters
Alger Spectra Fund
The Alger Spectra Fund returned -4.66% for the fiscal six-month period ended April 30,
2016, compared to the -1.64% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and
Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. During a period in which bond-like stocks outperformed, all sectors detracted from the portfolio’s relative performance. Stock selection, however, outperformed in the Information Technology and Energy sectors.
Within the Fund's benchmark, however, Information Technology and Energy categories were the worst performers, so the portfolio's overweighting of those sectors offset the benefits of strong stock selection.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 99.21% of assets. In aggregate, long positions detracted
4.54 percentage points from absolute performance. The Fund’s average allocation to short positions was -3.23%. The short positions detracted approximately 12 basis points from performance.

Among the most important relative contributors were Apple, Inc.; Newell Brands, Inc.;
Honeywell International, Inc.; and Edwards Lifesciences Corp. Shares of Facebook, Inc.,
Cl. A also contributed to results. Facebook performed strongly in response to the company’s social network continuing to take advertising market share from print and television media.
We believe investors were also encouraged by the growth of Instagram, which is the company’s video- and photo-sharing network, and by the potential for Facebook to further grow advertising revenues.

Conversely, detracting from overall results on a relative basis were Allergan PLC.; Vertex
Pharmaceuticals, Inc.; Anadarko Petroleum Corp.; and Norwegian Cruise Line Holdings Ltd.
Also detracting from performance was LinkedIn Corp. The company operates the world’s largest social network for professionals and provides services for recruiters and human resource professionals. LinkedIn also offers digital advertising and premium memberships.
During the first quarter, the company disclosed disappointing sales and it provided weak profit guidance. It said Europe and Asia were weak areas.

Among short positions, The Boston Beer Company, Inc., Cl. A contributed to performance.
The company brews and distributes beer under the Samuel Adams brand. Boston Beer stock declined in the fourth quarter after the company lowered its revenue outlook due to a lack of successful new products. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender.
As the price of Boston Beer declined, the portfolio’s cost of purchasing the stock declined, resulting in the position having a positive impact on performance.

Short position The Valspar Corp., however, detracted from results. The manufacturer of paint and coatings has been losing market share to The Sherwin-Williams Co. Shares of
Valspar performed strongly following news that Sherwin-Williams will acquire the company.
As the price of Valspar increased, the portfolio’s cost of purchasing the stock also increased, so the position detracted from performance.

Alger Green Fund
The Alger Green Fund returned -3.52% for the fiscal six-month period ended April 30,
2016, compared to the -1.64% return of the Russell 3000 Growth Index.

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of companies of any size that, in the opinion of the Fund’s management, conduct their business in an environmentally sustainable manner while demonstrating promising growth potential. The Fund’s performance, therefore, can be challenged during times when investor enthusiasm for environmentally sustainable companies declines, but it can benefit when investors favor such companies.

During the period, the largest sector weightings were Information Technology and
Consumer Discretionary. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Health Care and Industrials sectors was the most important contributor to performance, while Consumer Discretionary and Information Technology were among sectors that detracted from results.

Among the most important relative contributors were ITC Holdings Corp.; Tesla Motors,
Inc.; Johnson & Johnson; The Home Depot, Inc.; and Woodward Governor, Inc. Shares
of The Home Depot performed strongly late in 2015. The retailer of home-improvement products is benefiting from increasing household net worth and a recovering housing market. The shares contributed to performance as The Home Depot’s strong results stood out during the fourth quarter, which was a period of poor quarterly reports by many retailers. The Home Depot’s results were driven by good expense controls and healthy revenue growth that was generated by solid customer counts.

Conversely, detracting from overall results on a relative basis were Acuity Brands, Inc.;
Chipotle Mexican Grill, Inc.; Harman International Industries, Inc.; and TerraForm Power,
Inc., Cl. A. Shares of Allergan PLC. also detracted from results. The company manufactures and distributes both branded and generic pharmaceuticals globally. With an upcoming presidential election, investors were concerned that increased government regulatory intervention could negatively affect the company’s closing of a planned merger with Pfizer,
Inc. The deal was eventually halted by regulators in early April.

Alger Mid Cap Focus Fund
The Alger Mid Cap Focus Fund returned -5.68% for the fiscal six-month period ended
April 30, 2016, compared to the -1.54% return of the Russell Midcap Growth Index. Prior to December 30, 2015, the Fund followed different investment strategies under the name
“Alger Analyst Fund” and was managed by a different portfolio manager.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. The Information Technology and Materials sectors provided the greatest contributions to relative performance, while
Financials and Health Care were among sectors that detracted from results.

Among the most important relative contributors were Newell Brands, Inc.; Coach, Inc.;
VCA Antech, Inc.; and FEI Co. Shares of HD Supply Holdings, Inc. also contributed to performance. HD Supply Holdings is an industrial distributor of products for infrastructure, housing, commercial buildings, and other construction applications. During the first quarter, investors responded favorably to the healthy residential housing market and stronger-than-
expected guidance from the company. Investors also responded favorably to the company refinancing expensive debt.

Conversely, detracting from overall results on a relative basis were Vertex Pharmaceuticals,
Inc.; WisdomTree Investments, Inc.; Weatherford International PLC.; Norwegian Cruise
Line Holdings Ltd.; and Signet Jewelers Ltd. Shares of asset manager WisdomTree
Investments, Inc. also detracted from performance. The company offers more than 75 exchange traded funds. The performance of WisdomTree shares weakened in the fourth quarter in response to investors withdrawing assets from the company’s products.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned -4.22% for the fiscal six-month period ended April 30, 2016, compared to the 0.43% return of the Fund’s benchmark, the S&P
500 index.

The hedged equity Fund seeks long-term capital appreciation, downside protection, and lower volatility by primarily investing in long and short exposures in equity securities of U.S.
companies. The Fund seeks to generate market-like equity returns over a full U.S. market cycle. During shorter-term periods, the Fund may underperform when U.S. equity markets generate strong gains, perform in line or modestly outperform when markets are flat, and should outperform when markets decline.

During the reporting period, the Fund’s long exposure was 72.18% of assets. Long positions, in aggregate, underperformed the Fund’s benchmark and detracted approximately
3.83 percentage points from absolute performance. The average exposure to short positions was 15.73% of assets. Short positions trailed the performance of the Fund’s benchmark and detracted approximately 39 basis points from performance. Net exposure, which is the difference between long and short exposure, was 56.45%.

Based on the net exposure of long and short positions, the largest sector weightings were
Information Technology and Health Care. There was no sector overweight and the largest underweight was Financials. Information Technology and Financials provided the greatest contribution to relative performance, while other sectors detracted from results.

Among the most important relative contributors were Euronet Worldwide, Inc.; Cvent, Inc.;
Apple, Inc.; and Coach, Inc. Shares of Affiliated Managers Group, Inc. also contributed to performance. The company is a manager of asset managers. Its stock price declined following news that the company was forced to liquidate a fixed-income fund, which represented less than 1% of the company’s assets. The shares subsequently performed strongly in response to the company generating strong fund flows relative to the industry.

Conversely, detracting from overall results on a relative basis were Incyte Corp.; Shire PLC.;
Lions Gate Entertainment Corp.; and LendingClub Corp. Shares of Vertex Pharmaceuticals,
Inc. also detracted from results. Disappointing developments with the company's cystic fibrosis drug hurt the share performance.

Among short positions, The Boston Beer Co., Inc., Cl. A contributed to performance while
Valspar Corp. detracted from performance. The performance of those short positions was highlighted in the Alger Spectra Fund discussion.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned -3.07% for the fiscal six-month period ended
April 30, 2016, compared to the -0.01% return of its benchmark, the MSCI Emerging
Markets Index.

During the reporting period, the largest sector weightings were Financials and Information
Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Financials and Health Care provided the greatest contributions to relative performance, while Consumer Discretionary and Energy were among sectors that detracted from results.

Strong stock selection in Taiwan and an underweight of China resulted in those two countries providing the greatest contributions to relative performance. Colombia and Thailand were also among countries that supported relative performance. Stock selection in Russia, Brazil, and South Africa, however, resulted in those three countries being the largest detractors from relative performance.

Among the most important relative contributors were Gourmet Master Co., Ltd.; Airports of Thailand Public Co. Ltd. NVDR; Ecopetrol SA; and KB Financial Group, Inc. Shares of
BB Seguridade Participacoes SA also supported performance. The company is a Brazilian insurance broker. Its stock performance rebounded in line with other Brazilian financial stocks during the quarter. In March, BB Seguridade management continued to maintain that this will be a challenging year for the entire financial industry irrespective of any changes to the political environment.

Conversely, detracting from overall results on a relative basis were China Everbright
International Ltd.; Mr Price Group Ltd.; Vipshop Holdings Ltd.; and Itau Unibanco Holding
SA Pfd. Shares of PAX Global Technology Limited also detracted from results. PAX Global
Technology is the world’s third-largest maker of electronic fund transfer point-of-sale (POS)
terminals and is the market leader in mainland China. During the early portion of this year, the company released 2016 guidance that was weaker than expected and investors remained concerned about potential weakness in its core market as well as in Brazil.

I thank you for putting your trust in Alger.

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

As of April 30, 2016, the following companies represented the stated percentages of Alger assets under management: Amazon.com, Inc., 3.56%; Netflix, Inc.; 0.27%; Alphabet, Inc.;
(formerly Google), 05.81%; and Apple, Inc., 4.15%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless proceeded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2016. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic
Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund's environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,

SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 index: An index of large company stocks considered representative of the U.S. stock market.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell 1000 Value Index: An index designed to track the performance of large-capitalization stocks that that have value characteristics.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• The MSCI World Index: An index that captures large and mid cap repre-
sentation across 23 Developed Markets (DM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.
• FactSet Research Systems, Inc. is a multinational financial data and software company.
• S&P Capital IQ provides research, data, and analysis on capital markets and other topics for investment managers, investment banks, private equity funds, advisory firms, corporations and universities.
• The U.S. Dollar Index measures U.S. currency against currencies of trading partners.

	FUND PERFORMANCE AS OF 3/31/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	(7.48)%	10.31%	10.37%
Alger Spectra Class C*	(4.03)%	10.65%	10.16%
Alger Spectra Class I†	(2.34)%	11.52%	11.04%
	1YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	(2.06)%	11.83%	12.67%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
Alger Green Fund’s Class A shares performance figures prior to January 12, 2007, are those of the Alger Green
Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially
Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12,
2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 3/31/16 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Green Class A (Inception 12/4/00)	(6.58)%	7.29%	5.44%	1.45%
Alger Green Class C (Inception 9/24/08)*	(3.20)%	7.57%	n/a	6.77%
Alger Green Class I (Inception 9/24/08)†	(1.37)%	8.46%	n/a	7.61%
Alger Mid Cap Focus Class A (Inception 3/30/07)	(15.83)%	6.56%	n/a	4.85%
Alger Mid Cap Focus Class C (Inception 9/24/08)*	(12.45)%	7.05%	n/a	4.75%
Alger Mid Cap Focus Class I (Inception 9/24/08)†	(11.21)%	7.69%	n/a	5.46%
Alger Dynamic Opportunities Class A (Inception 11/2/09)	(9.28)%	2.51%	n/a	4.30%
Alger Dynamic Opportunities Class C (Inception
12/29/10)‡	(5.90)%	2.84%	n/a	4.39%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	(3.95)%	3.89%	n/a	4.79%
Alger Emerging Markets Class A (Inception 12/29/10)	(15.32)%	(4.32)%	n/a	(4.26)%
Alger Emerging Markets Class C (Inception 12/29/10)	(12.33)%	(4.03)%	n/a	(4.10)%
Alger Emerging Markets Class I (Inception 12/29/10)	(10.66)%	(3.30)%	n/a	(3.38)%
Alger Emerging Markets Class Z (Inception 2/28/14)	(10.32)%	n/a	n/a	(5.20)%

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December
29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2016. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class
C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	(7.81)%	9.12%	10.22%	15.53%
Class C (Inception 9/24/08)*	(4.34)%	9.46%	10.01%	14.82%
Class I (Inception 9/24/08)†	(2.74)%	10.31%	10.89%	15.69%
Russell 3000 Growth Index	0.32%	11.09%	8.03%	n/a

					Since
	1	YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(2.39)%		10.62%	n/a	12.20%
Russell 3000 Growth Index	0.32%		11.09%	n/a	12.26%

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2016 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment advisor.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND
Fund Highlights Through April 30, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2016. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	(8.69)%	6.63%	5.20%	1.33%
Russell 3000 Growth Index	0.32%	11.09%	8.03%	4.07%

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	12/4/2000
Class C (Inception 9/24/08)*	(5.22)%	6.95%	n/a	6.47%
Class I (Inception 9/24/08)†	(3.52)%	7.81%	n/a	7.29%
Russell 3000 Growth Index	0.32%	11.09%	n/a	11.19%

ALGER GREEN FUND
Fund Highlights Through April 30, 2016 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The pre-
decessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Mid Cap Focus Fund
Class A, through April 30, 2016. Prior to December 30, 2015, the Fund followed different investment strategies under the name “Alger Analyst Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. The figures for the Alger Mid Cap Focus Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.
Performance for the Alger Mid Cap Focus Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	3/30/2007
Class A (Inception 3/30/07)	(13.43)%	5.87%	n/a	4.81%
Class C (Inception 9/24/08)*	(9.97)%	6.34%	n/a	4.71%
Class I (Inception 9/24/08)†	(8.67)%	7.00%	n/a	5.42%
Russell Midcap Growth Index	(4.13)%	9.20%	n/a	7.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through
April 30, 2016. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the
Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities
Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	(9.52)%	1.72%	n/a	4.10%
Class C (Inception 12/29/10)*	(6.12)%	2.07%	n/a	4.17%
S&P 500 Index	1.21%	11.02%	n/a	13.48%
Blended S&P 500 / LIBOR	1.02%	5.74%	n/a	6.94%

				Since
	1YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	(4.24)%	3.11%	n/a	4.53%
S&P 500 Index	1.21%	11.02%	n/a	12.06%
Blended S&P 500 / LIBOR	1.02%	5.74%	n/a	6.23%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2016 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to
December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2016 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through April 30, 2016. The figures for the Alger Emerging Markets Fund Class A and the
MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets
Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/16
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	(19.69)%	(4.84)%	n/a	(4.11)%
Class C (Inception 12/29/10)	(16.70)%	(4.53)%	n/a	(3.95)%
Class I (Inception 12/29/10)	(15.30)%	(3.82)%	n/a	(3.24)%
MSCI Emerging Markets Index	(17.56)%	(4.28)%	n/a	(2.86)%

				Since
	1YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	(14.86)%	n/a	n/a	(4.75)%
MSCI Emerging Markets Index	(17.56)%	n/a	n/a	(3.65)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2016

`
			Alger Mid Cap Focus	Alger Dynamic
SECTORS	Alger Spectra Fund*	Alger Green Fund	Fund	Opportunities Fund*
Consumer Discretionary	19.3%	24.8%	20.7%	15.4%
Consumer Staples	8.4	7.0	0.0	5.5
Energy	1.4	0.0	1.3	1.0
Financials	3.7	2.3	7.2	29.5
Health Care	18.8	9.8	14.8	8.0
Industrials	9.8	16.5	18.8	2.1
Information Technology	34.1	24.6	23.0	25.8
Market Indices	0.0	0.0	0.0	(1.0)
Materials	0.9	2.7	4.9	(0.3)
Utilities	0.0	2.4	0.0	(0.3)
Short-Term Investments and
Net Other Assets	3.6	9.9	9.3	14.3
	100.0%	100.0%	100.0%	100.0%

Alger Emerging Markets
COUNTRY	Fund
Brazil	7.2%
Cayman Islands	3.1
China	20.7
Colombia	1.7
Germany	0.5
Hong Kong	1.9
India	10.2
Indonesia	3.3
Luxembourg	1.6
Malaysia	1.4
Mexico	5.7
Peru	0.7
Philippines	1.0
Russia	1.4
South Africa	4.9
South Korea	14.9
Switzerland	1.7
Taiwan	9.7
Thailand	2.0
Turkey	0.5
United Arab Emirates	0.7
United Kingdom	1.2
United States	0.1
Cash and Net Other Assets	3.9
100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited)

COMMON STOCKS—96.3%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	178,292	$74,883
AEROSPACE & DEFENSE—4.9%
Honeywell International, Inc.+	1,729,000	197,572,830
Lockheed Martin Corp.	134,455	31,244,653
The Boeing Co.+	224,100	30,208,680
TransDigm Group, Inc.*	21,000	4,785,270
		263,811,433
AIRLINES—1.3%
Delta Air Lines, Inc.	563,400	23,476,878
Southwest Airlines Co	792,200	35,340,042
Spirit Airlines, Inc.*	266,800	11,720,524
		70,537,444
ALTERNATIVE CARRIERS—0.6%
Level 3 Communications, Inc.*	617,100	32,249,646
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Hanesbrands, Inc.	496,300	14,407,589
PVH Corp.	172,000	16,443,200
Under Armour, Inc., Cl. A*	253,000	11,116,820
		41,967,609
APPLICATION SOFTWARE—2.2%
Adobe Systems, Inc.*	528,500	49,795,270
salesforce.com, inc.*	913,721	69,260,052
		119,055,322
AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC.	653,273	48,100,491
Lear Corp.	148,100	17,050,753
WABCO Holdings, Inc.*	64,697	7,256,415
		72,407,659
AUTOMOBILE MANUFACTURERS—0.1%
Tesla Motors, Inc.*	23,500	5,657,860
BIOTECHNOLOGY—4.7%
ACADIA Pharmaceuticals, Inc.*	457,161	14,766,300
Biogen, Inc.*+	180,780	49,712,692
BioMarin Pharmaceutical, Inc.*	438,094	37,097,800
Celgene Corp.*	614,100	63,504,081
Gilead Sciences, Inc.	510,047	44,991,246
Incyte Corp.*	110,900	8,014,743
Vertex Pharmaceuticals, Inc.*+	416,128	35,096,236
		253,183,098
BREWERS—1.6%
Anheuser-Busch InBev SA#	54,500	6,767,810
Molson Coors Brewing Co., Cl. B	858,000	82,050,540
		88,818,350
BROADCASTING—2.0%
CBS Corp., Cl. B	1,977,200	110,545,252
BROADCASTING & CABLE TV—0.2%
Discovery Communications, Inc., Series A*	388,400	10,607,204

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—0.3%
Fortune Brands Home & Security, Inc.	167,640	$9,288,932
Lennox International, Inc.	34,800	4,696,260
		13,985,192
CABLE & SATELLITE—1.7%
Comcast Corporation, Cl. A	1,488,855	90,462,830
CASINOS & GAMING—0.2%
Red Rock Resorts, Inc., Cl. A*	713,700	13,303,368
COMMUNICATIONS EQUIPMENT—0.5%
Arista Networks, Inc.*	228,935	15,251,650
Ciena Corp.*	528,300	8,891,289
Cisco Systems, Inc.	99,800	2,743,502
		26,886,441
CONSUMER FINANCE—0.1%
LendingClub Corp.*	717,681	5,669,680
DATA PROCESSING & OUTSOURCED SERVICES—3.7%
Sabre Corp.	776,400	22,476,780
Visa, Inc., Cl. A+	2,314,781	178,793,684
		201,270,464
DIVERSIFIED CHEMICALS—0.1%
EI Du Pont de Nemours & Co.	87,730	5,782,284
DRUG RETAIL—1.4%
CVS Caremark Corp.	587,781	59,071,990
Walgreens Boots Alliance, Inc.	221,650	17,572,412
		76,644,402
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Eaton Corp., PLC.	315,600	19,968,012
ENVIRONMENTAL & FACILITIES SERVICES—0.4%
Stericycle, Inc.*	243,700	23,287,972
FOOD RETAIL—0.4%
The Kroger Co.	664,000	23,498,960
FOOTWEAR—0.1%
NIKE, Inc., Cl. B	84,400	4,974,536
GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.	254,264	20,826,764
Dollar Tree, Inc.*	203,000	16,181,130
		37,007,894
HEALTH CARE EQUIPMENT—3.5%
Boston Scientific Corp.*	1,376,400	30,170,688
DexCom, Inc.*	415,433	26,745,576
Edwards Lifesciences Corp.*	428,300	45,489,743
Intuitive Surgical, Inc.*	11,300	7,077,868
Medtronic PLC.	379,500	30,037,425
STERIS PLC.	501,122	35,414,292
Stryker Corp.	141,800	15,457,618
		190,393,210
HEALTH CARE FACILITIES—0.8%
Amsurg Corp.*	130,816	10,593,480
HCA Holdings, Inc.*	77,051	6,211,851

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—(CONT.)
Universal Health Services, Inc., Cl. B	181,200	$24,222,816
		41,028,147
HOME ENTERTAINMENT SOFTWARE—1.1%
Activision Blizzard, Inc.	245,700	8,469,279
Electronic Arts, Inc.*	814,358	50,368,042
		58,837,321
HOME IMPROVEMENT RETAIL—0.9%
Lowe's Companies, Inc.	72,400	5,503,848
The Home Depot, Inc.	326,358	43,696,073
		49,199,921
HOTELS RESORTS & CRUISE LINES—1.6%
Ctrip.com International Ltd.#*	271,960	11,860,175
Diamond Resorts International, Inc.*	369,600	7,839,216
Norwegian Cruise Line Holdings Ltd.*	819,558	40,068,191
Royal Caribbean Cruises Ltd.	332,600	25,743,240
		85,510,822
HOUSEWARES & SPECIALTIES—1.9%
Newell Brands, Inc.	2,304,690	104,955,583
HYPERMARKETS & SUPER CENTERS—0.5%
Costco Wholesale Corp.	178,600	26,456,018
INDUSTRIAL CONGLOMERATES—0.8%
3M Co.	104,000	17,407,520
General Electric Co.	865,322	26,608,651
		44,016,171
INTEGRATED OIL & GAS—0.3%
TOTAL SA#	268,700	13,636,525
INTEGRATED TELECOMMUNICATION SERVICES—1.3%
AT&T, Inc.	968,800	37,608,816
Verizon Communications, Inc.	615,300	31,343,382
		68,952,198
INTERNET RETAIL—4.3%
Amazon.com, Inc.*+	328,653	216,776,232
NetFlix, Inc.*	148,380	13,358,652
The Priceline Group, Inc.*+	2,100	2,821,686
		232,956,570
INTERNET SOFTWARE & SERVICES—13.6%
Alphabet, Inc., Cl. C*+	522,952	362,410,966
comScore, Inc.*	667,340	20,433,951
Facebook, Inc., Cl. A*+	2,091,518	245,920,686
LinkedIn Corp., Cl. A*	120,800	15,137,448
Match Group, Inc.*	1,280,000	14,592,000
Palantir Technologies, Inc., Cl. A*,@	348,292	3,831,212
Stamps.com, Inc.*	166,000	13,671,760
Twitter, Inc.*	105,600	1,543,872
Yahoo! Inc.*	1,537,595	56,275,977
		733,817,872
INVESTMENT BANKING & BROKERAGE—0.3%
Morgan Stanley	380,259	10,289,809

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—(CONT.)
The Goldman Sachs Group, Inc.	28,700	$4,709,957
		14,999,766
LEISURE PRODUCTS—0.5%
Coach, Inc.	695,700	28,015,839
LIFE SCIENCES TOOLS & SERVICES—2.1%
Thermo Fisher Scientific, Inc.+	768,314	110,829,294
MANAGED HEALTH CARE—2.3%
Aetna, Inc.	173,177	19,442,582
Humana, Inc.	74,600	13,209,422
UnitedHealth Group, Inc.	708,924	93,351,112
		126,003,116
MOVIES & ENTERTAINMENT—0.5%
The Walt Disney Co.	78,100	8,064,606
Time Warner, Inc.	254,800	19,145,672
		27,210,278
OIL & GAS EQUIPMENT & SERVICES—0.4%
Halliburton Company	356,800	14,739,408
Weatherford International PLC.*	1,030,730	8,379,835
		23,119,243
OIL & GAS EXPLORATION & PRODUCTION—0.7%
EOG Resources, Inc.	368,900	30,478,518
Pioneer Natural Resources Co.	55,200	9,168,720
		39,647,238
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
Bank of America Corp.	1,147,812	16,712,143
PACKAGED FOODS & MEATS—1.0%
Mead Johnson Nutrition Co., Cl. A+	32,400	2,823,660
Pinnacle Foods, Inc.	363,300	15,472,947
The Kraft Heinz Co.	294,657	23,003,872
The WhiteWave Foods Co.*	254,800	10,245,508
TreeHouse Foods, Inc.*	38,000	3,359,200
		54,905,187
PHARMACEUTICALS—5.0%
Allergan PLC.*+	531,666	115,137,589
Bristol-Myers Squibb Co.+	1,242,725	89,699,891
Eli Lilly & Co.	291,917	22,048,491
Pacira Pharmaceuticals, Inc.*	631,407	34,165,433
Shire PLC.	113,486	7,082,480
		268,133,884
RAILROADS—0.3%
Union Pacific Corp.	205,947	17,964,757
RESEARCH & CONSULTING SERVICES—0.5%
Verisk Analytics, Inc., Cl. A*	334,300	25,934,994
RESTAURANTS—1.5%
McDonald's Corp.	282,422	35,723,559
Starbucks Corp.+	764,860	43,008,078
		78,731,637

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SECURITY & ALARM SERVICES—0.5%
Tyco International PLC.	705,305	$27,168,349
SEMICONDUCTORS—2.7%
Broadcom Ltd.	409,020	59,614,665
Microsemi Corp.*	993,531	33,571,412
NXP Semiconductors NV*	519,461	44,299,634
Skyworks Solutions, Inc.	134,425	8,982,279
		146,467,990
SOFT DRINKS—2.1%
Monster Beverage Corp.*	88,800	12,806,736
PepsiCo, Inc.+	953,015	98,122,424
		110,929,160
SPECIALIZED CONSUMER SERVICES—0.5%
ServiceMaster Global Holdings, Inc.*	642,900	24,635,928
SPECIALIZED FINANCE—0.2%
S&P Global, Inc.	100,601	10,749,217
SPECIALTY CHEMICALS—0.8%
Celanese Corp.	84,300	5,960,010
PPG Industries, Inc.	158,900	17,540,971
The Sherwin-Williams Co.	74,900	21,519,519
		45,020,500
SPECIALTY STORES—0.9%
Dick's Sporting Goods, Inc.	173,200	8,026,088
Signet Jewelers Ltd.	369,798	40,145,271
		48,171,359
SYSTEMS SOFTWARE—5.8%
Fortinet, Inc.*	442,900	14,398,679
Microsoft Corp.+	4,823,475	240,546,698
Oracle Corp.	205,500	8,191,230
Red Hat, Inc.*	267,300	19,611,801
ServiceNow, Inc.*	378,000	27,019,440
TubeMogul, Inc.*	272,533	3,532,028
		313,299,876
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.6%
Apple, Inc.+	2,644,295	247,876,213
TOBACCO—1.5%
Altria Group, Inc.	828,100	51,930,151
Philip Morris International, Inc.	299,300	29,367,316
		81,297,467
TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*	1,350,971	46,311,286
TRUCKING—0.1%
Old Dominion Freight Line, Inc.*	40,100	2,648,605
TOTAL COMMON STOCKS
(Cost $4,758,716,795)		5,198,201,479
PREFERRED STOCKS—0.7%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	1,537,428	645,720

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
ADVERTISING—(CONT.)
Choicestream, Inc., Cl. B*,@,(a)	3,765,639	$1,581,568
		2,227,288
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc.*,@,(a)	2,912,012	13,162,294
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	1,420,438	15,624,818
Palantir Technologies, Inc., Cl. D*,@	185,062	2,035,682
		17,660,500
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	171,099	5,654,822
TOTAL PREFERRED STOCKS
(Cost $32,736,484)		38,704,904
MASTER LIMITED PARTNERSHIP—0.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
The Blackstone Group LP.	1,416,791	38,876,745
(Cost $46,214,948)		38,876,745
REAL ESTATE INVESTMENT TRUST—2.1%	SHARES	VALUE
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc., Cl. A	1,352,004	37,153,070
RESIDENTIAL—0.2%
American Campus Communities, Inc.	247,900	11,093,525
SPECIALIZED—1.2%
Crown Castle International Corp.	778,300	67,618,704
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $115,956,766)		115,865,299
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	2,715,111	2,715,111
(Cost $2,715,111)		2,715,111
Total Investments
(Cost $4,956,340,104)(b)	99.9%	5,394,363,538
Other Assets in Excess of Liabilities	0.1%	2,787,643
NET ASSETS	100.0%	$5,397,151,181

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,052,632,080, amounted to $341,731,458 which consisted of aggregate gross unrealized appreciation of
$573,806,968 and aggregate gross unrealized depreciation of $232,075,510.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2016
Choicestream, Inc.	03/14/14	$51,705	0.00%	$74,883	0.00%
Choicestream, Inc., Cl. A	12/17/13	1,229,452	0.03%	645,720	0.01%
Choicestream, Inc., Cl. B	07/10/14	2,259,383	0.05%	1,581,568	0.03%
Intarcia Therapeutics, Inc.	03/27/14	5,541,897	0.14%	5,654,822	0.11%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	2,715,111	0.05%
Palantir Technologies, Inc., Cl. A	10/07/14	2,266,336	0.05%	3,831,212	0.07%
Palantir Technologies, Inc., Cl. B	10/07/14	9,379,767	0.22%	15,624,818	0.29%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	2,035,682	0.04%
Prosetta Biosciences, Inc.	02/06/15	13,104,054	0.28%	13,162,294	0.24%
Total				$45,326,110	0.84%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments- Securities Sold Short April 30, 2016 (Unaudited)

COMMON STOCKS—-1.6%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—-0.1%
Expeditors International of Washington Inc.	(116,600)	$(5,784,526)
AIRLINES—-0.1%
JetBlue Airways Corp.*	(195,200)	(3,863,008)
ASSET MANAGEMENT & CUSTODY BANKS—-0.1%
Ameriprise Financial, Inc.	(29,700)	(2,848,230)
AUTO PARTS & EQUIPMENT—-0.1%
Gentex Corp.	(348,600)	(5,591,544)
BREWERS—-0.1%
The Boston Beer Co., Inc., Cl. A*	(19,600)	(3,059,168)
BROADCASTING—-0.1%
Scripps Networks Interactive, Inc., Cl. A	(83,700)	(5,218,695)
CASINOS & GAMING—-0.1%
Wynn Resorts Ltd.	(84,400)	(7,452,520)
DATA PROCESSING & OUTSOURCED SERVICES—-0.3%
Automatic Data Processing, Inc.	(189,270)	(16,739,039)
ELECTRICAL COMPONENTS & EQUIPMENT—-0.1%
Acuity Brands, Inc.	(25,746)	(6,279,192)
INDUSTRIAL MACHINERY—-0.2%
Nordson Corp.	(160,600)	(12,322,838)
IT CONSULTING & OTHER SERVICES—0.0%
Gartner, Inc.*	(25,400)	(2,214,118)
SEMICONDUCTORS—-0.1%
Synaptics, Inc.*	(70,962)	(5,077,331)
THRIFTS & MORTGAGE FINANCE—0.0%
People's United Financial, Inc.	(171,800)	(2,662,900)
TRADING COMPANIES & DISTRIBUTORS—-0.2%
WW Grainger, Inc.	(35,700)	(8,372,364)
TOTAL COMMON STOCKS
(Proceeds $86,260,212)		$(87,485,473)
Total (Proceeds $86,260,212)		$(87,485,473)
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments April 30, 2016 (Unaudited)

COMMON STOCKS—91.6%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	3,619	$1,520
AEROSPACE & DEFENSE—3.9%
Hexcel Corp.	24,450	1,106,851
Honeywell International, Inc.	18,140	2,072,858
		3,179,709
AGRICULTURAL & FARM MACHINERY—0.5%
Lindsay Corp.	5,510	421,295
AIR FREIGHT & LOGISTICS—2.5%
FedEx Corp.	6,240	1,030,286
United Parcel Service, Inc., Cl. B	9,750	1,024,433
		2,054,719
AUTO PARTS & EQUIPMENT—2.7%
BorgWarner, Inc.	18,195	653,564
Delphi Automotive PLC.	7,260	534,554
Johnson Controls, Inc.	24,140	999,396
		2,187,514
AUTOMOBILE MANUFACTURERS—2.2%
Tesla Motors, Inc.*	7,545	1,816,534
COMMODITY CHEMICALS—0.7%
Calgon Carbon Corp.	33,530	549,557
COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	31,190	857,413
CONSTRUCTION & ENGINEERING—0.7%
AECOM*	16,870	548,106
CONSUMER ELECTRONICS—0.9%
Harman International Industries, Inc.	9,665	741,885
CONSUMER FINANCE—0.6%
Synchrony Financial*	14,710	449,685
DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Alliance Data Systems Corp.*	3,065	623,145
Visa, Inc., Cl. A	20,810	1,607,365
		2,230,510
DISTRIBUTORS—2.0%
LKQ Corp.*	51,590	1,653,460
DRUG RETAIL—1.7%
CVS Caremark Corp.	14,215	1,428,607
ELECTRIC UTILITIES—2.4%
Duke Energy Corp.	9,935	782,680
ITC Holdings Corp.	27,560	1,214,569
		1,997,249
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
SolarCity Corp.*	17,275	523,778

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
Itron, Inc.*	15,035	$618,239
ENVIRONMENTAL & FACILITIES SERVICES—4.4%
Clean Harbors, Inc.*	11,545	570,323
Covanta Holding Corp.	37,680	612,677
Tetra Tech, Inc.	37,500	1,102,500
Waste Management, Inc.	23,160	1,361,576
		3,647,076
FOOTWEAR—3.3%
NIKE, Inc., Cl. B	45,380	2,674,697
HEALTH CARE FACILITIES—0.5%
HCA Holdings, Inc.*	5,265	424,464
HOME IMPROVEMENT RETAIL—4.0%
The Home Depot, Inc.	24,815	3,322,480
HOUSEHOLD PRODUCTS—1.3%
The Procter & Gamble Co.	13,504	1,081,940
HYPERMARKETS & SUPER CENTERS—0.4%
Wal-Mart Stores, Inc.	4,540	303,590
INDUSTRIAL CONGLOMERATES—1.3%
General Electric Co.	34,377	1,057,093
INDUSTRIAL MACHINERY—2.6%
Woodward Governor Co.	19,370	1,050,048
Xylem, Inc.	25,755	1,076,044
		2,126,092
INTEGRATED TELECOMMUNICATION SERVICES—1.5%
Verizon Communications, Inc.	24,195	1,232,493
INTERNET RETAIL—4.0%
Amazon.com, Inc.*	5,020	3,311,142
INTERNET SOFTWARE & SERVICES—8.9%
Alphabet, Inc., Cl. A*	2,530	1,790,936
Alphabet, Inc., Cl. C*	2,536	1,757,473
eBay, Inc.*	17,290	422,395
Facebook, Inc., Cl. A*	28,060	3,299,295
		7,270,099
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	23,395	633,069
LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp.	17,095	742,778
MANAGED HEALTH CARE—2.5%
Aetna, Inc.	11,810	1,325,909
Humana, Inc.	4,065	719,789
		2,045,698
MOVIES & ENTERTAINMENT—2.1%
The Walt Disney Co.	16,885	1,743,545

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PACKAGED FOODS & MEATS—1.1%
The WhiteWave Foods Co.*	22,670	$911,561
PAPER PRODUCTS—1.1%
Sappi Ltd.#	11,780	926,144
PHARMACEUTICALS—6.8%
Allergan PLC.*	4,195	908,469
Bristol-Myers Squibb Co.	28,475	2,055,326
Johnson & Johnson	16,505	1,849,880
Merck & Co., Inc.	14,250	781,470
		5,595,145
RESTAURANTS—3.6%
Chipotle Mexican Grill, Inc.*	2,905	1,222,918
Starbucks Corp.	30,110	1,693,085
		2,916,003
SEMICONDUCTORS—3.4%
Broadcom Ltd.	2,749	400,667
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	371,049
First Solar, Inc.*	22,100	1,234,064
Intel Corp.	25,545	773,503
		2,779,283
SOFT DRINKS—2.5%
The Coca-Cola Co.	45,080	2,019,584
SPECIALTY CHEMICALS—0.9%
Chemtura Corp.*	27,245	758,773
SYSTEMS SOFTWARE—1.9%
Microsoft Corp.	31,350	1,563,425
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.9%
Apple, Inc.	47,490	4,451,712
EMC Corp.	15,480	404,183
		4,855,895
TOTAL COMMON STOCKS
(Cost $53,980,655)		75,201,849
PREFERRED STOCKS—0.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	31,215	13,110
Choicestream, Inc., Cl. B*,@,(a)	69,819	29,324
		42,434
TOTAL PREFERRED STOCKS
(Cost $66,854)		42,434
Total Investments
(Cost $54,047,509)(b)	91.6%	75,244,283
Other Assets in Excess of Liabilities	8.4%	6,889,052
NET ASSETS	100.0%	$82,133,335

# American Depositary Receipts.

THE ALGER FUNDS II | ALGER GREEN FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $54,071,654, amounted to $21,172,629 which consisted of aggregate gross unrealized appreciation of
$23,141,027 and aggregate gross unrealized depreciation of $1,968,398.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2016
Choicestream, Inc.	03/14/14	$1,050	0.00%	$1,520	0.00%
Choicestream, Inc., Cl. A	12/17/13	24,962	0.03%	13,110	0.02%
Choicestream, Inc., Cl. B	07/10/14	41,892	0.05%	29,324	0.03%
Total				$43,954	0.05%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2016 (Unaudited)

COMMON STOCKS—84.2%	SHARES	VALUE
AEROSPACE & DEFENSE—3.2%
Hexcel Corp.	3,372	$152,650
TransDigm Group, Inc.*	519	118,265
		270,915
AIRLINES—1.8%
Southwest Airlines Co	2,389	106,573
United Continental Holdings, Inc.*	864	39,580
		146,153
APPAREL ACCESSORIES & LUXURY GOODS—3.0%
Hanesbrands, Inc.	6,338	183,992
Under Armour, Inc., Cl. A*	1,458	64,065
		248,057
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
WisdomTree Investments, Inc.	5,651	61,539
AUTO PARTS & EQUIPMENT—3.5%
Delphi Automotive PLC.	2,476	182,308
WABCO Holdings, Inc.*	952	106,776
		289,084
BIOTECHNOLOGY—1.9%
Vertex Pharmaceuticals, Inc.*	1,872	157,885
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—1.1%
Wabtec Corp.	1,139	94,457
DATA PROCESSING & OUTSOURCED SERVICES—6.9%
Alliance Data Systems Corp.*	592	120,359
MAXIMUS, Inc.	3,181	168,275
Sabre Corp.	7,697	222,828
Vantiv, Inc., CL. A*	1,238	67,521
		578,983
ELECTRONIC EQUIPMENT MANUFACTURERS—1.8%
FEI Co.	1,666	148,307
ENVIRONMENTAL & FACILITIES SERVICES—1.6%
Stericycle, Inc.*	1,389	132,733
GENERAL MERCHANDISE STORES—1.9%
Dollar Tree, Inc.*	1,956	155,913
HEALTH CARE EQUIPMENT—2.9%
STERIS PLC.	3,396	239,995
HEALTH CARE FACILITIES—5.8%
Amsurg Corp.*	2,814	227,878
VCA Antech, Inc.*	4,074	256,540
		484,418
HEALTH CARE TECHNOLOGY—2.6%
Medidata Solutions, Inc.*	5,024	219,197
HOME IMPROVEMENT RETAIL—1.1%
The Home Depot, Inc.	717	95,999

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—2.8%
Norwegian Cruise Line Holdings Ltd.*	4,714	$230,467
HOUSEWARES & SPECIALTIES—2.6%
Newell Brands, Inc.	4,728	215,313
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
WageWorks, Inc.*	1,508	81,221
INDUSTRIAL MACHINERY—0.7%
Colfax Corp.*	1,930	62,590
INTERNET SOFTWARE & SERVICES—3.5%
Criteo SA#*	3,005	125,278
Facebook, Inc., Cl. A*	1,419	166,846
		292,124
LEISURE PRODUCTS—1.7%
Coach, Inc.	3,458	139,254
OIL & GAS EQUIPMENT & SERVICES—1.3%
Weatherford International PLC.*	13,827	112,414
PHARMACEUTICALS—1.6%
Pacira Pharmaceuticals, Inc.*	2,493	134,896
RESEARCH & CONSULTING SERVICES—4.5%
CoStar Group, Inc.*	847	167,122
Verisk Analytics, Inc., Cl. A*	2,693	208,923
		376,045
SECURITY & ALARM SERVICES—2.1%
Tyco International PLC.	4,560	175,651
SEMICONDUCTORS—4.4%
Microsemi Corp.*	6,082	205,511
Skyworks Solutions, Inc.	2,414	161,303
		366,814
SPECIALIZED CONSUMER SERVICES—2.0%
ServiceMaster Global Holdings, Inc.*	4,435	169,949
SPECIALTY CHEMICALS—4.9%
Axalta Coating Systems Ltd.*	7,853	223,575
Celanese Corp.	1,081	76,427
The Sherwin-Williams Co.	388	111,476
		411,478
SPECIALTY STORES—3.4%
Signet Jewelers Ltd.	1,109	120,393
Ulta Salon, Cosmetics & Fragrance, Inc.*	773	161,001
		281,394
SYSTEMS SOFTWARE—4.4%
ServiceNow, Inc.*	2,503	178,914
TubeMogul, Inc.*	14,286	185,147
		364,061

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—3.5%
HD Supply Holdings, Inc.*	8,472	$290,420
TOTAL COMMON STOCKS
(Cost $6,926,412)		7,027,726
MASTER LIMITED PARTNERSHIP—1.4%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
The Blackstone Group LP.	4,113	112,861
(Cost $132,488)		112,861
REAL ESTATE INVESTMENT TRUST—5.1%	SHARES	VALUE
MORTGAGE—2.0%
Blackstone Mortgage Trust, Inc., Cl. A	6,039	165,952
SPECIALIZED—3.1%
Crown Castle International Corp.	3,015	261,943
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $425,638)		427,895
Total Investments
(Cost $7,484,538)(a)	90.7%	7,568,482
Other Assets in Excess of Liabilities	9.3%	773,386
NET ASSETS	100.0%	$8,341,868

# American Depositary Receipts.
(a) At April 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,489,423, amounted to $79,059 which consisted of aggregate gross unrealized appreciation of $519,325 and aggregate gross unrealized depreciation of $440,266.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2016 (Unaudited)

COMMON STOCKS—75.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.9%
Honeywell International, Inc.+	17,225	$1,968,301
APPAREL ACCESSORIES & LUXURY GOODS—3.0%
Hanesbrands, Inc.	44,695	1,297,496
Michael Kors Holdings Ltd.*	10,150	524,349
Ralph Lauren Corp.	13,980	1,303,076
		3,124,921
APPLICATION SOFTWARE—1.5%
Blackbaud, Inc.	8,395	518,559
Guidewire Software, Inc.*	6,675	380,275
salesforce.com, inc.*	8,305	629,519
		1,528,353
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Affiliated Managers Group, Inc.*	8,975	1,528,622
AUTO PARTS & EQUIPMENT—0.9%
Delphi Automotive PLC.+	12,370	910,803
BIOTECHNOLOGY—2.4%
BioMarin Pharmaceutical, Inc.*	3,485	295,110
Celgene Corp.*	5,880	608,051
Gilead Sciences, Inc.+	8,920	786,833
Incyte Corp.*	6,360	459,637
Vertex Pharmaceuticals, Inc.*+	3,740	315,432
		2,465,063
BREWERS—1.4%
Molson Coors Brewing Co., Cl. B+	15,455	1,477,962
BROADCASTING—1.5%
CBS Corp., Cl. B	27,850	1,557,093
CABLE & SATELLITE—1.2%
Comcast Corporation, Cl. A+	19,988	1,214,471
CONSUMER FINANCE—1.7%
LendingClub Corp.*	228,030	1,801,437
DATA PROCESSING & OUTSOURCED SERVICES—5.3%
Euronet Worldwide, Inc.*	21,335	1,644,929
Sabre Corp.	27,040	782,808
Visa, Inc., Cl. A+	39,530	3,053,297
		5,481,034
GENERAL MERCHANDISE STORES—1.0%
Dollar Tree, Inc.*	13,000	1,036,230
HEALTH CARE EQUIPMENT—1.4%
DexCom, Inc.*	4,655	299,689
Edwards Lifesciences Corp.*	7,045	748,249
Intuitive Surgical, Inc.*	670	419,661
		1,467,599
HEALTH CARE FACILITIES—0.5%
Universal Health Services, Inc., Cl. B+	4,092	547,018

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE SUPPLIES—0.5%
Neogen Corp.*	10,605	$500,980
HOME ENTERTAINMENT SOFTWARE—0.4%
Electronic Arts, Inc.*	5,900	364,915
HOMEBUILDING—0.6%
Lennar Corp., Cl. A	13,580	615,310
HOTELS RESORTS & CRUISE LINES—4.7%
Diamond Resorts International, Inc.*	61,732	1,309,336
Norwegian Cruise Line Holdings Ltd.*+	62,425	3,051,958
Royal Caribbean Cruises Ltd.	6,615	512,001
		4,873,295
HOUSEWARES & SPECIALTIES—1.0%
Newell Brands, Inc.	21,779	991,816
INDUSTRIAL MACHINERY—0.5%
Sun Hydraulics Corp.	14,600	516,548
INTERNET RETAIL—2.3%
Amazon.com, Inc.*+	3,575	2,358,034
INTERNET SOFTWARE & SERVICES—12.0%
Alphabet, Inc., Cl. C*+	5,372	3,722,850
comScore, Inc.*	10,740	328,859
Criteo SA#*	37,825	1,576,924
Facebook, Inc., Cl. A*+	18,300	2,151,714
LinkedIn Corp., Cl. A*	2,160	270,669
Match Group, Inc.*	77,230	880,422
Palantir Technologies, Inc., Cl. A*,@	6,606	72,666
SPS Commerce, Inc.*	9,684	493,206
Stamps.com, Inc.*	15,860	1,306,230
Tencent Holdings Ltd.	15,810	321,709
Yahoo! Inc.*	33,505	1,226,283
		12,351,532
LEISURE PRODUCTS—0.5%
Coach, Inc.	12,840	517,067
LIFE SCIENCES TOOLS & SERVICES—2.4%
Bio-Techne Corp.	6,910	643,874
Thermo Fisher Scientific, Inc.+	12,625	1,821,156
		2,465,030
MANAGED HEALTH CARE—1.2%
UnitedHealth Group, Inc.	9,510	1,252,277
MOVIES & ENTERTAINMENT—1.0%
Lions Gate Entertainment Corp.	47,087	1,045,331
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Anadarko Petroleum Corp.	19,220	1,014,047
PHARMACEUTICALS—1.8%
Bristol-Myers Squibb Co.+	17,580	1,268,925

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—(CONT.)
Pacira Pharmaceuticals, Inc.*	10,375	$561,391
		1,830,316
RESEARCH & CONSULTING SERVICES—0.6%
Verisk Analytics, Inc., Cl. A*+	8,140	631,501
RESTAURANTS—2.8%
Shake Shack, Inc., Cl. A*	48,410	1,767,933
Starbucks Corp.	5,635	316,856
Wingstop, Inc.*	32,215	803,442
		2,888,231
SEMICONDUCTORS—3.8%
Broadcom Ltd.+	8,754	1,275,896
Cavium Networks, Inc.*	1	49
Microsemi Corp.*+	36,485	1,232,828
NXP Semiconductors NV*+	9,090	775,195
Skyworks Solutions, Inc.	9,205	615,078
		3,899,046
SOFT DRINKS—3.0%
Monster Beverage Corp.*	4,240	611,493
PepsiCo, Inc.+	23,610	2,430,885
		3,042,378
SPECIALTY STORES—0.4%
Signet Jewelers Ltd.	4,080	442,925
SYSTEMS SOFTWARE—3.7%
Microsoft Corp.+	44,855	2,236,919
TubeMogul, Inc.*+	121,062	1,568,963
		3,805,882
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.6%
Apple, Inc.+	39,015	3,657,266
TOBACCO—1.3%
Philip Morris International, Inc.	13,380	1,312,846
TRADING COMPANIES & DISTRIBUTORS—0.9%
HD Supply Holdings, Inc.*+	26,645	913,391
TOTAL COMMON STOCKS
(Cost $74,844,262)		77,398,871
PREFERRED STOCKS—0.7%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc.*,@,(a)	41,418	187,209
Tolero Pharmaceuticals, Inc.*,@,(a)	106,120	140,079
		327,288
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	26,941	296,351
Palantir Technologies, Inc., Cl. D*,@	3,510	38,610
		334,961

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	2,964	$97,960
TOTAL PREFERRED STOCKS
(Cost $803,533)		760,209
RIGHTS—–%	SHARES	VALUE
BIOTECHNOLOGY—–%
Adolor Corp., CPR, 12/31/2049*,@,(b)	49,870	–
(Cost $–)		–
MASTER LIMITED PARTNERSHIP—1.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	37,890	1,039,701
(Cost $1,097,874)		1,039,701
REAL ESTATE INVESTMENT TRUST—3.5%	SHARES	VALUE
MORTGAGE—0.8%
Blackstone Mortgage Trust, Inc., Cl. A+	30,010	824,675
RESIDENTIAL—1.2%
AvalonBay Communities, Inc.	7,270	1,285,263
SPECIALIZED—1.5%
Crown Castle International Corp.	17,766	1,543,510
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,626,864)		3,653,448
PURCHASED OPTIONS—0.1%	CONTRACTS	VALUE
PUT OPTIONS—0.1%
S&P 500 index/ June/ 2040*	25	89,775
(Cost $63,807)		89,775
(Cost $63,807)		89,775
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED)—24.3%	SHARES	VALUE
(Cost $24,996,438)		24,996,438
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	159,212	159,212
(Cost $159,212)		159,212
Total Investments
(Cost $105,591,990)(c)	105.0%	108,097,654
Liabilities in Excess of Other Assets	(5.0)%	(5,166,269)
NET ASSETS	100.0%	$102,931,385

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

(c) At April 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $106,384,106, amounted to $1,713,548 which consisted of aggregate gross unrealized appreciation of
$6,070,135 and aggregate gross unrealized depreciation of $4,356,587.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2016
Adolor Corp., CPR	10/24/11	$–	0.00%	$–	–%
Intarcia Therapeutics, Inc.	03/27/14	96,003	0.14%	97,960	0.09%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	159,212	0.15%
Palantir Technologies, Inc., Cl. A	10/07/14	42,985	0.05%	72,666	0.07%
Palantir Technologies, Inc., Cl. B	10/07/14	177,903	0.22%	296,351	0.29%
Palantir Technologies, Inc., Cl. D	10/14/14	23,176	0.03%	38,610	0.04%
Prosetta Biosciences, Inc.	02/06/15	186,381	0.25%	187,209	0.18%
Tolero Pharmaceuticals, Inc.	08/01/14	154,147	0.20%	67,463	0.07%
Tolero Pharmaceuticals, Inc.	10/31/14	165,922	0.20%	72,616	0.07%
Total				$992,087	0.96%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2016 (Unaudited)

COMMON STOCKS—-18.8%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—-0.3%
Deere & Co.	(4,215)	$(354,524)
AIR FREIGHT & LOGISTICS—-0.3%
Expeditors International of Washington Inc.	(6,795)	(337,100)
AIRLINES—-0.2%
JetBlue Airways Corp.*	(12,745)	(252,223)
APPAREL ACCESSORIES & LUXURY GOODS—-0.4%
Carter's, Inc.	(4,190)	(446,947)
APPAREL RETAIL—-0.6%
Abercrombie & Fitch Co., Cl. A	(11,035)	(294,965)
The Gap, Inc.	(11,285)	(261,586)
		(556,551)
APPLICATION SOFTWARE—-0.9%
Citrix Systems, Inc.*	(5,620)	(459,941)
Workday, Inc., Cl. A*	(6,210)	(465,626)
		(925,567)
ASSET MANAGEMENT & CUSTODY BANKS—-0.5%
Ameriprise Financial, Inc.	(2,570)	(246,463)
T. Rowe Price Group, Inc.	(3,930)	(295,890)
		(542,353)
AUTO PARTS & EQUIPMENT—-0.3%
Gentex Corp.	(20,080)	(322,083)
AUTOMOBILE MANUFACTURERS—-0.2%
General Motors Co.	(7,685)	(244,383)
BIOTECHNOLOGY—-0.2%
Alkermes PLC.*	(5,090)	(202,327)
BROADCASTING—-0.3%
Scripps Networks Interactive, Inc., Cl. A	(4,924)	(307,011)
CASINOS & GAMING—-0.4%
Wynn Resorts Ltd.	(5,210)	(460,043)
COMMUNICATIONS EQUIPMENT—-0.3%
Polycom, Inc.*	(21,585)	(257,941)
COMPUTER & ELECTRONICS RETAIL—-0.8%
Best Buy Co., Inc.	(16,345)	(524,348)
GameStop Corp., Cl. A	(9,530)	(312,584)
		(836,932)
CONSUMER FINANCE—-0.2%
Capital One Financial Corp.	(3,525)	(255,175)
DATA PROCESSING & OUTSOURCED SERVICES—-0.6%
Automatic Data Processing, Inc.	(6,400)	(566,016)
DIVERSIFIED BANKS—-0.4%
SPDR S&P Regional Banking ETF	(9,673)	(390,305)
ELECTRICAL COMPONENTS & EQUIPMENT—-0.4%
Acuity Brands, Inc.	(1,835)	(447,538)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
FOOD DISTRIBUTORS—-0.2%
United Natural Foods, Inc.*	(5,680)	$(202,606)
GAS UTILITIES—-0.3%
National Fuel Gas Co.	(5,310)	(294,705)
HEALTH CARE EQUIPMENT—-1.3%
Abbott Laboratories	(7,040)	(273,856)
ResMed, Inc.	(6,650)	(371,070)
Varian Medical Systems, Inc.*	(7,971)	(647,086)
		(1,292,012)
HEALTH CARE SERVICES—-0.2%
Express Scripts, Inc.*	(3,160)	(232,987)
HEALTH CARE TECHNOLOGY—-0.4%
Cerner Corp.*	(6,490)	(364,349)
HOTELS RESORTS & CRUISE LINES—-1.0%
Carnival Corp.	(6,245)	(306,317)
Marriott International, Inc., Cl. A	(9,775)	(685,130)
		(991,447)
HOUSEWARES & SPECIALTIES—-0.2%
Tupperware Brands Corp.	(3,775)	(219,214)
INDUSTRIAL MACHINERY—-0.3%
Nordson Corp.	(3,415)	(262,033)
INSURANCE BROKERS—-0.5%
Aon PLC.	(4,620)	(485,654)
INTERNET SOFTWARE & SERVICES—-0.2%
Cimpress NV*	(1,985)	(174,422)
IT CONSULTING & OTHER SERVICES—-0.7%
Accenture PLC., Cl. A	(3,880)	(438,129)
Gartner, Inc.*	(2,975)	(259,331)
		(697,460)
LEISURE PRODUCTS—-0.4%
Hasbro, Inc.	(5,165)	(437,166)
MANAGED HEALTH CARE—-0.5%
Anthem, Inc.	(3,620)	(509,587)
MARKET INDICES—-1.0%
iShares Russell 2000 Growth ETF	(3,115)	(417,628)
Powershares QQQ Trust Series 1	(5,535)	(585,160)
		(1,002,788)
MOVIES & ENTERTAINMENT—-0.2%
Viacom, Inc., Cl. B	(5,980)	(244,582)
REGIONAL BANKS—-0.6%
Cullen/Frost Bankers, Inc.	(7,225)	(462,328)
Hancock Holding Co.	(7,140)	(185,426)
		(647,754)
RESTAURANTS—-0.7%
Brinker International, Inc.	(9,680)	(448,378)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
RESTAURANTS—(CONT.)
Zoe's Kitchen, Inc.*	(8,195)	$(307,230)
		(755,608)
SEMICONDUCTORS—-1.2%
Analog Devices, Inc.	(2,205)	(124,186)
Linear Technology Corp.	(10,295)	(457,922)
Synaptics, Inc.*	(3,845)	(275,110)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(18,665)	(440,307)
		(1,297,525)
SPECIALTY CHEMICALS—-0.3%
The Valspar Corp.	(2,615)	(278,994)
SYSTEMS SOFTWARE—-0.9%
Check Point Software Technologies Ltd.*	(6,900)	(571,803)
NetSuite, Inc.*	(3,320)	(269,053)
		(840,856)
THRIFTS & MORTGAGE FINANCE—-0.1%
People's United Financial, Inc.	(7,610)	(117,955)
TRADING COMPANIES & DISTRIBUTORS—-0.3%
WW Grainger, Inc.	(1,300)	(304,876)
TOTAL COMMON STOCKS
(Proceeds $19,234,155)		$(19,359,599)
REAL ESTATE INVESTMENT TRUST—-0.5%	SHARES	VALUE
OFFICE REITS—-0.3%
Boston Properties, Inc.	(2,040)	(262,875)
RETAIL REITS—-0.2%
Simon Property Group, Inc.	(1,255)	(252,468)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $515,878)		$(515,343)
Total (Proceeds $19,750,033)		$(19,874,942)

* Non-income producing security.
# American Depositary Receipts.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited)

COMMON STOCKS—96.0%	SHARES	VALUE
BRAZIL—7.2%
BREWERS—1.0%
Ambev SA	51,035	$287,849
DIVERSIFIED REAL ESTATE ACTIVITIES—1.2%
BR Malls Participacoes SA	70,949	349,400
INDEPENDENT POWER AND RENEWABLE ENERGY—0.8%
AES Tiete Energia SA	59,200	243,151
INDUSTRIAL MACHINERY—0.7%
WEG SA	49,728	219,580
MANAGED HEALTH CARE—0.5%
Odontoprev SA*	51,584	156,952
MULTI-LINE INSURANCE—1.4%
BB Seguridade Participacoes SA	46,200	403,165
PAPER PRODUCTS—0.7%
Suzano Papel e Celulose SA*	57,581	219,919
PERSONAL PRODUCTS—0.3%
Hypermarcas SA	10,200	90,019
STEEL—0.6%
Vale SA	31,900	182,707
TOTAL BRAZIL
(Cost $2,170,765)		2,152,742
CAYMAN ISLANDS—3.1%
COMMODITY CHEMICALS—0.8%
Green Seal Holdings Ltd.	52,000	226,138
INTERNET RETAIL—0.8%
JD.com, Inc.#*	9,841	251,536
MOVIES & ENTERTAINMENT—0.6%
IMAX China Holding, Inc.*(a)	33,400	186,413
RESTAURANTS—0.9%
Gourmet Master Co., Ltd.	33,000	265,058
TOTAL CAYMAN ISLANDS
(Cost $855,059)		929,145
CHINA—20.7%
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Li Ning Co., Ltd.*	464,000	201,238
CONSTRUCTION & ENGINEERING—2.0%
China Communications Construction Co., Ltd.	220,206	264,323
China State Construction International Holdings Ltd.	215,568	335,239
		599,562
CONSTRUCTION MATERIALS—0.8%
Anhui Conch Cement Co., Ltd.	85,500	225,300
CONSUMER ELECTRONICS—0.7%
Haier Electronics Group Co., Ltd.	120,000	201,545
ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
PAX Global Technology Ltd.	282,145	243,353

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—(CONT.)
HEALTH CARE FACILITIES—0.9%
Phoenix Healthcare Group Co., Ltd.	183,413	$277,848
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.0%
Huaneng Renewables Corp., Ltd.	989,760	292,065
INDUSTRIAL CONGLOMERATES—1.0%
China Everbright International Ltd.	253,299	284,553
INTEGRATED OIL & GAS—1.1%
China Petroleum & Chemical Corp.	475,423	335,631
INTERNET RETAIL—0.7%
Vipshop Holdings Ltd.#*	16,062	219,086
INTERNET SOFTWARE & SERVICES—5.8%
Alibaba Group Holding Ltd.#*	7,328	563,816
Tencent Holdings Ltd.	58,007	1,180,353
		1,744,169
LIFE & HEALTH INSURANCE—1.1%
Ping An Insurance Group Co., of China Ltd.	70,732	331,953
OIL & GAS EXPLORATION & PRODUCTION—0.9%
CNOOC Ltd.	209,000	258,184
REAL ESTATE DEVELOPMENT—1.1%
China Overseas Land & Investment Ltd.	103,033	327,056
WIRELESS TELECOMMUNICATION SERVICES—2.1%
China Mobile Ltd.	55,230	634,087
TOTAL CHINA
(Cost $6,216,360)		6,175,630
COLOMBIA—1.7%
CONSTRUCTION MATERIALS—1.0%
Cementos Argos SA	80,783	302,296
INTEGRATED OIL & GAS—0.7%
Ecopetrol SA#	19,975	198,551
TOTAL COLOMBIA
(Cost $467,004)		500,847
GERMANY—0.5%
PAPER PRODUCTS—0.5%
Sappi Ltd.#*	33,255	144,231
(Cost $137,245)
HONG KONG—1.9%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.6%
China Resources Land Ltd.	68,000	166,882
LIFE & HEALTH INSURANCE—1.3%
AIA Group Ltd.	66,519	397,240
TOTAL HONG KONG
(Cost $538,922)		564,122
INDIA—10.2%
AUTO PARTS & EQUIPMENT—0.9%
Motherson Sumi Systems Ltd.*	68,588	258,308

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—(CONT.)
AUTOMOBILE MANUFACTURERS—0.6%
Maruti Suzuki India Ltd.*	3,253	$185,427
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Tata Motors Ltd.#*	9,405	285,724
CONSTRUCTION MATERIALS—1.0%
Shree Cement Ltd.*	1,599	306,586
DIVERSIFIED BANKS—2.5%
Axis Bank Ltd.	34,781	246,079
HDFC Bank Ltd.	24,643	500,256
		746,335
OIL & GAS REFINING & MARKETING—0.9%
Reliance Industries Ltd.*	17,377	256,053
PHARMACEUTICALS—2.6%
Aurobindo Pharma Ltd.	43,503	495,043
Sun Pharmaceutical Industries Ltd.	22,189	270,984
		766,027
TOBACCO—0.8%
ITC Ltd.*	47,794	234,116
TOTAL INDIA
(Cost $2,768,778)		3,038,576
INDONESIA—3.3%
AUTOMOBILE MANUFACTURERS—1.0%
Astra International Tbk PT	577,900	293,325
CONSTRUCTION & ENGINEERING—0.5%
Pembangunan Perumahan Persero Tbk PT	540,400	149,811
DIVERSIFIED BANKS—0.9%
Bank Rakyat Indonesia Persero Tbk., PT	344,069	268,946
HEALTH CARE FACILITIES—0.9%
Mitra Keluarga Karyasehat Tbk PT	1,287,700	258,782
TOTAL INDONESIA
(Cost $1,012,115)		970,864
LUXEMBOURG—1.6%
APPLICATION SOFTWARE—0.9%
Globant SA*	7,904	280,513
PACKAGED FOODS & MEATS—0.7%
Adecoagro SA*	19,400	206,804
TOTAL LUXEMBOURG
(Cost $443,026)		487,317
MALAYSIA—1.4%
BROADCASTING—0.6%
Astro Malaysia Holdings Bhd	263,800	186,586
CONSTRUCTION & ENGINEERING—0.8%
IJM Corp., Bhd	269,000	237,406
TOTAL MALAYSIA
(Cost $407,382)		423,992

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MEXICO—5.7%
AIRLINES—1.0%
Controladora Vuela Cia de Aviacion SAB de CV#*	14,160	$295,661
DIVERSIFIED BANKS—0.9%
Banregio Grupo Financiero SAB de CV	42,300	254,291
DIVERSIFIED REAL ESTATE ACTIVITIES—1.2%
Corp Inmobiliaria Vesta SAB de CV	223,281	363,832
GAS UTILITIES—0.5%
Infraestructura Energetica Nova SAB de CV	38,375	149,874
RESTAURANTS—0.9%
Alsea SAB de CV	70,200	269,428
SPECIALIZED FINANCE—1.2%
Unifin Financiera SAB de CV SOFOM ENR	126,656	371,932
TOTAL MEXICO
(Cost $1,620,338)		1,705,018
PERU—0.7%
DIVERSIFIED BANKS—0.7%
Credicorp Ltd.	1,376	200,098
(Cost $200,969)
PHILIPPINES—1.0%
FOOD RETAIL—0.5%
Puregold Price Club, Inc.	172,900	147,775
PACKAGED FOODS & MEATS—0.5%
Universal Robina Corp.	32,691	144,713
TOTAL PHILIPPINES
(Cost $292,658)		292,488
RUSSIA—1.4%
FOOD RETAIL—1.1%
X5 Retail Group NV*,(b)	15,711	311,163
INTERNET SOFTWARE & SERVICES—0.3%
Yandex NV*	4,552	93,180
TOTAL RUSSIA
(Cost $360,906)		404,343
SOUTH AFRICA—4.9%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
Brait SE*	33,781	377,970
CABLE & SATELLITE—2.1%
Naspers Ltd.	4,607	633,983
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
FirstRand Ltd.*	50,633	162,742
PHARMACEUTICALS—1.0%
Aspen Pharmacare Holdings Ltd.	12,629	297,944
TOTAL SOUTH AFRICA
(Cost $1,296,004)		1,472,639
SOUTH KOREA—14.9%
AUTOMOBILE MANUFACTURERS—1.0%
Hyundai Motor Co.	2,244	280,039

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—(CONT.)
BUILDING PRODUCTS—0.9%
LG Hausys Ltd.	2,114	$275,754
COMMODITY CHEMICALS—1.0%
LG Chem Ltd.	1,199	309,336
COMPUTER & ELECTRONICS RETAIL—0.7%
LOTTE Himart Co., Ltd.	4,406	216,466
DIVERSIFIED BANKS—1.1%
KB Financial Group, Inc.	10,866	330,675
HOUSEHOLD PRODUCTS—1.4%
LG Household & Health Care Ltd.*	483	422,972
INDUSTRIAL MACHINERY—0.7%
Viatron Technologies, Inc.	8,276	206,624
INTERNET SOFTWARE & SERVICES—1.4%
NAVER Corp.	723	426,173
PACKAGED FOODS & MEATS—0.7%
CJ CheilJedang Corp.	629	207,810
PROPERTY & CASUALTY INSURANCE—1.2%
Hyundai Marine & Fire Insurance Co., Ltd.*	13,303	368,290
SEMICONDUCTOR EQUIPMENT—0.5%
Tera Semicon Co., Ltd.*	6,016	140,104
SEMICONDUCTORS—4.3%
Samsung Electronics Co., Ltd.	1,170	1,268,224
TOTAL SOUTH KOREA
(Cost $4,337,481)		4,452,467
SWITZERLAND—1.7%
IT CONSULTING & OTHER SERVICES—1.7%
Luxoft Holding, Inc.*	8,490	490,807
(Cost $362,037)
TAIWAN—9.7%
COMPUTER STORAGE & PERIPHERALS—1.0%
Primax Electronics Ltd.	267,000	312,704
DIVERSIFIED BANKS—1.0%
E.Sun Financial Holding Co., Ltd.*	550,055	304,150
ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
Chroma ATE, Inc.*	105,900	234,344
ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Sunny Friend Environmental Technology Co., Ltd.	55,000	237,565
SEMICONDUCTORS—5.0%
ASPEED Technology, Inc.	23,079	210,618
Chipbond Technology Corp.*	159,000	210,763
eMemory Technology, Inc.	22,000	240,191
Sitronix Technology Corp.*	111,000	323,339
Taiwan Semiconductor Manufacturing Co., Ltd.*	107,000	491,110
		1,476,021

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TAIWAN—(CONT.)
TEXTILES—1.1%
Eclat Textile Co., Ltd.*	28,000	$318,383
TOTAL TAIWAN
(Cost $3,032,417)		2,883,167
THAILAND—2.0%
CONSTRUCTION & ENGINEERING—0.9%
Sino-Thai Engineering & Construction PCL*	400,400	262,092
HOTELS RESORTS & CRUISE LINES—0.5%
The Erawan Group PCL	1,234,500	154,630
OIL & GAS EXPLORATION & PRODUCTION—0.6%
PTT Exploration & Production PCL	85,500	183,812
TOTAL THAILAND
(Cost $547,962)		600,534
TURKEY—0.5%
DIVERSIFIED BANKS—0.5%
Turkiye Garanti Bankasi AS	49,520	152,450
(Cost $150,840)
UNITED ARAB EMIRATES—0.7%
DIVERSIFIED BANKS—0.7%
Abu Dhabi Commercial Bank PJSC	109,448	195,902
(Cost $226,874)
UNITED KINGDOM—1.2%
AIRLINES—1.2%
Wizz Air Holdings PLC.*(a)	13,219	364,096
(Cost $265,295)
TOTAL COMMON STOCKS
(Cost $27,710,437)		28,601,475
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
UNITED STATES—0.1%
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	43,241	43,241
(Cost $43,241)
Total Investments
(Cost $27,753,678)(c)	96.1%	28,644,716
Other Assets in Excess of Liabilities	3.9%	1,161,022
NET ASSETS	100.0%	$29,805,738

# American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 1.8% of the net assets of the Fund.
(b) Global Depositary Receipts.
(c) At April 30, 2016, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $27,985,510, amounted to $659,206 which consisted of aggregate gross unrealized appreciation of
$2,999,493 and aggregate gross unrealized depreciation of $2,340,287.
* Non-income producing security.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2016 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2016
JS Kred SPV I, LLC.	06/26/15	$43,241	0.15%	$43,241	0.15%
Total				$43,241	0.15%

See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2016 (Unaudited)

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$5,378,899,073	$75,200,329
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	15,464,465	43,954
Cash and cash equivalents	42,465,419	6,757,163
Receivable for investment securities sold	192,510,883	—
Receivable for shares of beneficial interest sold	12,194,510	273,263
Dividends and interest receivable	2,814,747	35,152
Prepaid expenses	359,984	42,671
Total Assets	5,644,709,081	82,352,532
LIABILITIES:
Securities sold short, at value ‡	87,485,473	—
Payable for investment securities purchased	141,393,250	—
Payable for shares of beneficial interest redeemed	11,805,526	79,964
Accrued investment advisory fees	3,512,529	48,370
Accrued transfer agent fees	1,367,042	34,555
Accrued distribution fees	1,368,424	20,626
Accrued administrative fees	124,332	1,874
Accrued shareholder administrative fees	59,655	888
Dividends payable	51,135	—
Accrued other expenses	390,534	32,920
Total Liabilities	247,557,900	219,197
NET ASSETS	$5,397,151,181	$82,133,335
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,990,171,407	62,332,329
Undistributed net investment income (accumulated loss)	(28,477,007)	39,168
Undistributed net realized gain (accumulated realized loss)	(1,341,393)	(1,434,936)
Net unrealized appreciation on investments	436,798,174	21,196,774
NET ASSETS	$5,397,151,181	$82,133,335
* Identified cost	$4,939,695,510	$53,979,605
** Identified cost	$16,644,594	$67,904
‡ Proceeds received on short sales	$86,260,212	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2016 (Unaudited) (Continued)

Alger Spectra Fund		Alger Green Fund
NET ASSETS BY CLASS:
Class A	$1,772,167,527	$32,577,491
Class C	$882,558,598	$5,766,593
Class I	$1,241,871,226	$43,789,251
Class Z	$1,500,553,830	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	109,557,267	3,655,353
Class C	58,173,670	688,170
Class I	76,098,236	4,918,116
Class Z	91,303,009	—
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$16.18	$8.91
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$17.07	$9.41
Class C — Net Asset Value Per Share	$15.17	$8.38
Class I — Net Asset Value Per Share	$16.32	$8.90
Class Z — Net Asset Value Per Share	$16.43	$—
See Notes to Financial Statements.

E most cu

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2016 (Unaudited) (Continued)

	Alger Mid Cap Focus	Alger Dynamic
	Fund	Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$7,568,482	$107,770,367
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	327,287
Cash and cash equivalents (a)	757,310	8,096,428
Receivable for investment securities sold	64,148	16,139,342
Receivable for shares of beneficial interest sold	—	113,963
Dividends and interest receivable	3,122	33,381
Receivable from Investment Manager	12,453	—
Prepaid expenses	35,603	45,468
Total Assets	8,441,118	132,526,236
LIABILITIES:
Securities sold short, at value ‡	—	19,874,942
Payable for investment securities purchased	67,572	8,747,723
Payable for shares of beneficial interest redeemed	—	769,099
Accrued investment advisory fees	5,160	105,991
Due to investment advisor	—	9,414
Accrued transfer agent fees	1,221	15,731
Accrued distribution fees	1,923	15,600
Accrued administrative fees	189	2,429
Accrued shareholder administrative fees	105	1,128
Dividends payable	—	12,264
Accrued other expenses	23,080	40,530
Total Liabilities	99,250	29,594,851
NET ASSETS	$8,341,868	$102,931,385
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	8,270,220	103,412,811
Undistributed net investment income (accumulated loss)	(46,744)	(797,919)
Undistributed net realized gain (accumulated realized loss)	34,452	(2,064,640)
Net unrealized appreciation on investments	83,940	2,381,133
NET ASSETS	$8,341,868	$102,931,385
* Identified cost	$7,484,538	$105,085,540
** Identified cost	$—	$506,450
‡ Proceeds received on short sales	$—	$19,750,033
(a) Includes restricted cash held as collateral for short sales	$—	$8,092,846
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2016 (Unaudited) (Continued)

Alger Mid Cap Focus		Alger Dynamic
	Fund	Opportunities Fund
NET ASSETS BY CLASS:
Class A	$6,374,498	$34,392,419
Class C	$328,987	$9,792,736
Class I	$1,638,383	$—
Class Z	$—	$58,746,230
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	549,141	2,957,923
Class C	30,063	881,174
Class I	141,580	—
Class Z	—	4,975,766
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$11.61	$11.63
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$12.25	$12.27
Class C — Net Asset Value Per Share	$10.94	$11.11
Class I — Net Asset Value Per Share	$11.57	$—
Class Z — Net Asset Value Per Share	$—	$11.81
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2016 (Unaudited) (Continued)

Alger Emerging
Markets Fund
ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$28,644,716
Cash and cash equivalents	1,065,212
Foreign cash †	249,304
Receivable for investment securities sold	333,271
Receivable for shares of beneficial interest sold	158,943
Dividends and interest receivable	38,666
Prepaid expenses	49,650
Total Assets	30,539,762
LIABILITIES:
Payable for investment securities purchased	647,569
Payable for shares of beneficial interest redeemed	12,397
Due to investment advisor	5,221
Accrued transfer agent fees	8,911
Accrued distribution fees	5,402
Accrued administrative fees	654
Accrued shareholder administrative fees	278
Accrued other expenses	53,592
Total Liabilities	734,024
NET ASSETS	$29,805,738
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	33,842,400
Undistributed net investment income (accumulated loss)	(219,567)
Undistributed net realized gain (accumulated realized loss)	(4,708,284)
Net unrealized appreciation on investments	891,189
NET ASSETS	$29,805,738
* Identified cost	$27,753,678
† Cost of foreign cash	$249,096
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2016 (Unaudited) (Continued)

Alger Emerging
Markets Fund
NET ASSETS BY CLASS:
Class A	$5,241,297
Class C	$2,666,962
Class I	$11,815,196
Class Z	$10,082,283
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	632,771
Class C	332,801
Class I	1,434,816
Class Z	1,215,342
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$8.28
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$8.74
Class C — Net Asset Value Per Share	$8.01
Class I — Net Asset Value Per Share	$8.23
Class Z — Net Asset Value Per Share	$8.30
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2016 (Unaudited)

	Alger Spectra Fund	Alger Green Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$32,567,131	$501,927
Interest	80,311	4,237
Total Income	32,647,442	506,164
EXPENSES:
Advisory fees — Note 3(a)	21,070,050	284,530
Distribution fees — Note 3(c)
Class A	2,280,718	40,000
Class C	4,391,652	28,325
Class I	1,541,740	53,106
Shareholder administrative fees — Note 3(f)	358,447	5,231
Administration fees — Note 3(b)	744,158	11,021
Dividends on securities sold short	2,110,232	—
Custodian fees	177,703	11,910
Borrowing fees on short sales	1,407,957	—
Transfer agent fees and expenses — Note 3(f)	1,735,990	39,960
Printing fees	306,850	7,733
Professional fees	144,890	13,286
Registration fees	254,486	31,062
Trustee fees — Note 3(g)	108,689	1,574
Fund accounting fees	350,904	6,864
Miscellaneous	82,132	3,443
Total Expenses	37,066,598	538,045
NET INVESTMENT LOSS	(4,419,156)	(31,881)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments	73,393,737	(1,405,561)
Net realized (loss) on foreign currency transactions	(21,657)	—
Net realized gain on short sales	17,445,121	—
Net change in unrealized (depreciation) on investments,
options and foreign currency	(320,099,715)	(1,401,183)
Net change in unrealized (depreciation) on short sales	(33,246,226)	—
Net realized and unrealized (loss) on investments, options,
and foreign currency	(262,528,740)	(2,806,744)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(266,947,896)	$(2,838,625)
* Foreign withholding taxes	$153,429	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2016 (Unaudited) (Continued)

	Alger Mid Cap Focus	Alger Dynamic
	Fund	Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$32,071	$431,716
Interest	388	23,041
Total Income	32,459	454,757
EXPENSES:
Advisory fees — Note 3(a)	30,935	685,409
Distribution fees — Note 3(c)
Class A	7,815	50,388
Class C	1,595	51,010
Class I	2,097	—
Shareholder administrative fees — Note 3(f)	626	7,354
Administration fees — Note 3(b)	1,134	15,708
Dividends on securities sold short	—	174,001
Custodian fees	14,570	35,162
Interest expenses	—	884
Borrowing fees on short sales	—	75,549
Transfer agent fees and expenses — Note 3(f)	3,360	30,996
Printing fees	1,657	7,850
Professional fees	13,495	16,069
Registration fees	29,779	39,702
Trustee fees — Note 3(g)	163	2,287
Fund accounting fees	1,919	10,867
Miscellaneous	2,191	5,557
Total Expenses	111,336	1,208,793
Less, expense reimbursements/waivers — Note 3(a)	(53,294)	—
Net Expenses	58,042	1,208,793
NET INVESTMENT LOSS	(25,583)	(754,036)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments purchased options	91,514	(1,936,678)
Net realized gain on foreign currency transactions	—	564
Net realized gain on short sales	—	589,347
Net change in unrealized (depreciation) on investments,
options and foreign currency	(573,690)	(1,862,218)
Net change in unrealized (depreciation) on short sales	—	(1,081,555)
Net realized and unrealized (loss) on investments, options,
and foreign currency	(482,176)	(4,290,540)
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$(507,759)	$(5,044,576)
* Foreign withholding taxes	$—	$814
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2016 (Unaudited) (Continued)

Alger Emerging
Markets Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$173,457
Interest	513
Total Income	173,970
EXPENSES:
Advisory fees — Note 3(a)	145,636
Distribution fees — Note 3(c)
Class A	6,282
Class C	11,435
Class I	14,044
Shareholder administrative fees — Note 3(f)	1,563
Administration fees — Note 3(b)	3,641
Custodian fees	63,750
Transfer agent fees and expenses — Note 3(f)	15,654
Printing fees	2,753
Professional fees	16,222
Registration fees	40,563
Trustee fees — Note 3(g)	502
Fund accounting fees	4,436
Miscellaneous	11,581
Total Expenses	338,062
Less, expense reimbursements/waivers — Note 3(a)	(127,174)
Net Expenses	210,888
NET INVESTMENT LOSS	(36,918)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized (loss) on investments and purchased options	(897,205)
Net realized (loss) on foreign currency transactions	(6,216)
Net change in unrealized appreciation on investments, options and foreign currency	86,644
Net realized and unrealized (loss) on investments, options, and foreign currency	(816,777)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(853,695)
* Foreign withholding taxes	$19,790
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Net investment loss	$(4,419,156)	$(15,197,838)
Net realized gain on investments, options and foreign currency	90,817,201	410,668,377
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(353,345,941)	42,404,519
Net increase (decrease) in net assets resulting from operations	(266,947,896)	437,875,058
Dividends and distributions to shareholders from:
Net realized gains:
Class A	(153,383,448)	(232,068,288)
Class C	(78,165,865)	(86,801,799)
Class I	(103,827,372)	(129,154,885)
Class Z	(125,330,338)	(115,269,367)
Total dividends and distributions to shareholders	(460,707,023)	(563,294,339)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(222,534,595)	450,724,006
Class C	107,847,386	273,947,569
Class I	156,188,999	246,206,432
Class Z	495,097,269	286,905,857
Net increase from shares of beneficial interest transactions —
Note 6(a)	536,599,059	1,257,783,864
Redemption Fees:
Class A	—	15,847
Class C	—	5,723
Total Redemption Fees — Note 6(b)	—	21,570
Total increase (decrease)	(191,055,860)	1,132,386,153
Net Assets:
Beginning of period	5,588,207,041	4,455,820,888
END OF PERIOD	$5,397,151,181	$5,588,207,041
Undistributed net investment income (accumulated loss)	$(28,477,007)	$(19,169,843)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Green Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Net investment loss	$(31,881)	$(94,568)
Net realized gain (loss) on investments, options and foreign
currency	(1,405,561)	1,079,283
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(1,401,183)	3,027,167
Net increase (decrease) in net assets resulting from operations	(2,838,625)	4,011,882
Dividends and distributions to shareholders from:
Net realized gains:
Class A	(447,262)	(887,146)
Class C	(84,420)	(153,204)
Class I	(591,290)	(1,154,776)
Total dividends and distributions to shareholders	(1,122,972)	(2,195,126)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(89,618)	1,803,130
Class C	134,075	610,920
Class I	3,028,164	(19,046)
Net increase from shares of beneficial interest transactions —
Note 6(a)	3,072,621	2,395,004
Redemption Fees:
Class A	—	3
Total Redemption Fees — Note 6(b)	—	3
Total increase (decrease)	(888,976)	4,211,763
Net Assets:
Beginning of period	83,022,311	78,810,548
END OF PERIOD	$82,133,335	$83,022,311
Undistributed net investment income (accumulated loss)	$39,168	$(30,136)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Net investment loss	$(25,583)	$(62,383)
Net realized gain on investments, options and foreign currency	91,514	491,681
Net change in unrealized depreciation on investments, options
and foreign currency	(573,690)	(282,575)
Net increase (decrease) in net assets resulting from operations	(507,759)	146,723
Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(27,209)
Class I	—	(11,760)
Net realized gains:
Class A	(338,004)	(461,447)
Class C	(17,866)	(26,114)
Class I	(96,019)	(136,646)
Total dividends and distributions to shareholders	(451,889)	(663,176)
Increase (decrease) from shares of beneficial interest transactions:
Class A	393,060	630,791
Class C	28,094	(9,637)
Class I	(131,423)	104,867
Net increase from shares of beneficial interest transactions —
Note 6(a)	289,731	726,021
Total increase (decrease)	(669,917)	209,568
Net Assets:
Beginning of period	9,011,785	8,802,217
END OF PERIOD	$8,341,868	$9,011,785
Undistributed net investment income (accumulated loss)	$(46,744)	$(68,354)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Net investment loss	$(754,036)	$(1,396,566)
Net realized gain (loss) on investments, options and foreign
currency	(1,346,767)	2,740,694
Net change in unrealized depreciation on investments, options
and foreign currency	(2,943,773)	(295,072)
Net increase (decrease) in net assets resulting from operations	(5,044,576)	1,049,056
Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,142,833)	(2,281,541)
Class C	(294,452)	(361,352)
Class Z	(1,894,964)	(1,765,215)
Total dividends and distributions to shareholders	(3,332,249)	(4,408,108)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(29,973,817)	20,842,186
Class C	441,481	4,618,262
Class Z	16,205,699	18,433,053
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(13,326,637)	43,893,501
Redemption Fees:
Class A	—	508
Total Redemption Fees — Note 6(b)	—	508
Total increase (decrease)	(21,703,462)	40,534,957
Net Assets:
Beginning of period	124,634,847	84,099,890
END OF PERIOD	$102,931,385	$124,634,847
Undistributed net investment income (accumulated loss)	$(797,919)	$(1,238,473)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Net investment loss	$(36,918)	$(82,913)
Net realized loss on investments, options and foreign currency	(903,421)	(1,769,379)
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	86,644	(921,805)
Net decrease in net assets resulting from operations	(853,695)	(2,774,097)
Dividends and distributions to shareholders from:
Net investment income:
Class A	(4,867)	—
Class I	(4,133)	—
Class Z	(15,378)	—
Total dividends and distributions to shareholders	(24,378)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,824,235)	2,288,922
Class C	183,687	700,257
Class I	433,131	1,497,814
Class Z	5,931,944	1,046,389
Net increase from shares of beneficial interest transactions —
Note 6(a)	3,724,527	5,533,382
Redemption Fees:
Class A	—	10
Class C	—	3
Total Redemption Fees — Note 6(b)	—	13
Total increase	2,846,454	2,759,298
Net Assets:
Beginning of period	26,959,284	24,199,986
END OF PERIOD	$29,805,738	$26,959,284
Undistributed net investment income (accumulated loss)	$(219,567)	$(134,693)
See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$18.45	$19.13	$17.37	$13.82	$12.35	$11.33
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.04)	(0.06)	0.05	0.02	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.76)	1.74	2.82	3.91	1.66	1.07
Total from investment operations	(0.77)	1.70	2.76	3.96	1.68	1.02
Dividends from net investment income	–	–	–	(0.09)	–	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)	(0.32)	(0.21)	–
Net asset value, end of period	$16.18	$18.45	$19.13	$17.37	$13.82	$12.35
Total return(iii)	(4.66)%	9.66%	16.56%	29.29%	14.00%	9.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,772,167	$2,243,901	$1,846,479	$1,866,317	$1,158,220	$836,857
Ratio of gross expenses to average
net assets	1.33%(iv)	1.34%(v)	1.52%(vi)	1.52%(vii)	1.49%(viii)	1.58	%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	1.33%	1.34%	1.52%	1.52%	1.49%	1.58%
Ratio of net investment income (loss) to
average net assets	(0.12)%	(0.24)%	(0.35)%	0.35%	0.16%	(0.38)%
Portfolio turnover rate	66.13%	143.64%	149.01%	113.69%	139.90%	163.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vi) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$17.46	$18.35	$16.81	$13.43	$12.09	$11.18
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.07)	(0.18)	(0.19)	(0.07)	(0.07)		(0.13)
Net realized and unrealized gain (loss)
on investments	(0.72)	1.67	2.73	3.79	1.62	1.04
Total from investment operations	(0.79)	1.49	2.54	3.72	1.55	0.91
Dividends from net investment income	–	–	–	(0.02)	–	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)	(0.32)	(0.21)	–
Net asset value, end of period	$15.17	$17.46	$18.35	$16.81	$13.43	$12.09
Total return(iii)	(5.06)%	8.84%	15.69%	28.38%	13.12%		8.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$882,559	$899,108	$650,438	$458,750	$242,972	$134,399
Ratio of gross expenses to average
net assets	2.09%(iv)	2.11%(v)	2.27%(vi)	2.28%(vii)	2.24%(viii)	2.32	%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	2.09%	2.11%	2.27%	2.28%	2.24%		2.32%
Ratio of net investment income (loss) to
average net assets	(0.89)%	(1.01)%	(1.12)%	(0.46)%	(0.57)%		(1.11)%
Portfolio turnover rate	66.13%	143.64%	149.01%	113.69%	139.90%		163.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vi) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$18.60	$19.27	$17.48	$13.92	$12.42	$11.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.05)	(0.06)	0.06	0.03	(0.04)
Net realized and unrealized gain (loss)
on investments	(0.77)	1.76	2.85	3.91	1.68	1.07
Total from investment operations	(0.78)	1.71	2.79	3.97	1.71	1.03
Dividends from net investment income	–	–	–	(0.09)	–	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)	(0.32)	(0.21)	–
Net asset value, end of period	$16.32	$18.60	$19.27	$17.48	$13.92	$12.42
Total return(iii)	(4.68)%	9.65%	16.63%	29.30%	14.07%	9.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,241,871	$1,251,395	$1,030,304	$736,036	$431,557	$266,366
Ratio of gross expenses to average
net assets	1.31%(iv)	1.35%(v)	1.50%(vi)	1.50%(vii)	1.43%(viii)	1.50	%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	1.31%	1.35%	1.50%	1.50%	1.43%	1.50%
Ratio of net investment income (loss) to
average net assets	(0.12)%	(0.25)%	(0.35)%	0.36%	0.25%	(0.29)%
Portfolio turnover rate	66.13%	143.64%	149.01%	113.69%	139.90%	163.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vi) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund				Class Z
						From 12/29/2010
	Sixmonths					(commencement
	ended	Year ended	Year ended	Year ended	Year ended	of operations) to
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011 (ii)
Net asset value, beginning of period	$18.70	$19.30	$17.46	$13.90	$12.38	$12.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	0.01	0.01	(0.02)	0.10	0.08	–
Net realized and unrealized gain (loss)
on investments	(0.78)	1.77	2.86	3.91	1.65	0.18
Total from investment operations	(0.77)	1.78	2.84	4.01	1.73	0.18
Dividends from net investment income	–	–	–	(0.13)	–	–
Distributions from net realized gains	(1.50)	(2.38)	(1.00)	(0.32)	(0.21)	–
Net asset value, end of period	$16.43	$18.70	$19.30	$17.46	$13.90	$12.38
Total return(iv)	(4.53)%	9.98%	17.01%	29.68%	14.28%	1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,500,554	$1,193,803	$928,600	$367,709	$215,244	$3,373
Ratio of gross expenses to average
net assets	1.01%(v)	1.04%(vi)	1.23%(vii)	1.20%(viii)	1.20%(ix)	2.65	%(x)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(1.41)%
Ratio of net expenses to average net
assets	1.01%	1.04%	1.23%	1.20%	1.20%	1.24%
Ratio of net investment income (loss) to
average net assets	0.18%	0.06%	(0.11)%	0.65%	0.60%	(0.01)%
Portfolio turnover rate	66.13%	143.64%	149.01%	113.69%	139.90%	163.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(vi) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(x) Includes 0.14% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$9.36	$9.14	$8.78	$6.68	$6.01	$6.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	(0.01)	–	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)
on investments	(0.32)	0.49	0.69	2.10	0.66	(0.01)
Total from investment operations	(0.32)	0.48	0.69	2.11	0.67	(0.02)
Dividends from net investment income	–	–	–	(0.01)	–	–
Distributions from net realized gains	(0.13)	(0.26)	(0.33)	–	–	–
Net asset value, end of period	$8.91	$9.36	$9.14	$8.78	$6.68	$6.01
Total return(iii)	(3.52)%	5.30%	7.99%	31.63%	11.15%	(0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$32,577	$34,213	$31,662	$30,586	$26,243	$27,018
Ratio of gross expenses to average
net assets	1.31%	1.29%	1.33%	1.41%	1.49%	1.46%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.06)%	(0.17)%	(0.21)%
Ratio of net expenses to average net
assets	1.31%	1.29%	1.33%	1.35%	1.32%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.04)%	(0.07)%	(0.05)%	0.18%	0.12%	(0.14)%
Portfolio turnover rate	7.37%	16.85%	24.22%	43.35%	21.25%	28.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$8.84	$8.71	$8.45	$6.47	$5.88	$5.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.07)	(0.07)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.30)	0.46	0.66	2.03	0.64	(0.01)
Total from investment operations	(0.33)	0.39	0.59	1.98	0.59	(0.06)
Distributions from net realized gains	(0.13)	(0.26)	(0.33)	–	–	–
Net asset value, end of period	$8.38	$8.84	$8.71	$8.45	$6.47	$5.88
Total return(iii)	(3.84)%	4.51%	7.09%	30.45%	10.03%	(1.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,767	$5,949	$5,261	$4,096	$2,484	$2,517
Ratio of gross expenses to average
net assets	2.10%	2.07%	2.09%	2.16%	2.31%	2.25%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.10)%	(0.25)%
Ratio of net expenses to average net
assets	2.10%	2.07%	2.09%	2.16%	2.21%	2.00%
Ratio of net investment income (loss) to
average net assets	(0.83)%	(0.85)%	(0.81)%	(0.69)%	(0.77)%	(0.90)%
Portfolio turnover rate	7.37%	16.85%	24.22%	43.35%	21.25%	28.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$9.35	$9.12	$8.77	$6.67	$6.01	$6.02
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	(0.01)	–	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)
on investments	(0.32)	0.50	0.68	2.10	0.65	–
Total from investment operations	(0.32)	0.49	0.68	2.11	0.66	(0.01)
Dividends from net investment income	–	–	–(iii)	(0.01)	–	–
Distributions from net realized gains	(0.13)	(0.26)	(0.33)	–	–	–
Net asset value, end of period	$8.90	$9.35	$9.12	$8.77	$6.67	$6.01
Total return(iv)	(3.52)%	5.42%	7.91%	31.68%	11.00%	(0.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$43,789	$42,860	$41,888	$35,108	$19,717	$19,604
Ratio of gross expenses to average
net assets	1.27%	1.27%	1.30%	1.35%	1.52%	1.63%
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.20)%	(0.38)%
Ratio of net expenses to average net
assets	1.27%	1.27%	1.30%	1.35%	1.32%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.01)%	(0.05)%	(0.03)%	0.14%	0.10%	(0.16)%
Portfolio turnover rate	7.37%	16.85%	24.22%	43.35%	21.25%	28.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund			Class A
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2016	(i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$12.97	$13.74	$13.86	$10.83	$9.85	$9.54
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.09)	(0.06)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.68)	0.34	1.33	3.66	1.01	0.36
Total from investment operations	(0.71)	0.25	1.27	3.65	0.98	0.31
Dividends from net investment income	–	(0.06)	–	–	–	–
Distributions from net realized gains	(0.65)	(0.96)	(1.39)	(0.62)	–	–
Net asset value, end of period	$11.61	$12.97	$13.74	$13.86	$10.83	$9.85
Total return(iii)	(5.68)%	1.75%	9.83%	35.40%	10.00%	3.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,375	$6,707	$6,459	$4,766	$2,524	$2,306
Ratio of gross expenses to average
net assets	2.64	2.48%	2.75%	4.07%	4.85%	5.31%
Ratio of expense reimbursements to
average net assets	(1.26)%	(1.05)%	(1.45)%	(2.77)%	(3.58)%	(4.11)%
Ratio of net expenses to average net
assets	1.38%	1.43%	1.30%	1.30%	1.27%	1.20%
Ratio of net investment income (loss) to
average net assets	(0.60)%	(0.66)%	(0.43)%	(0.07)%	(0.30)%	(0.50)%
Portfolio turnover rate	78.44%	106.86%	170.12%	158.26%	158.39%	141.68%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund			Class C
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2016	(i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$12.29	$13.09	$13.35	$10.51	$9.62	$9.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.15)	(0.14)	(0.09)	(0.10)	(0.12)
Net realized and unrealized gain (loss)
on investments	(0.64)	0.31	1.27	3.55	0.99	0.35
Total from investment operations	(0.70)	0.16	1.13	3.46	0.89	0.23
Dividends from net investment income	–	–	–	–	–	–
Distributions from net realized gains	(0.65)	(0.96)	(1.39)	(0.62)	–	–
Net asset value, end of period	$10.94	$12.29	$13.09	$13.35	$10.51	$9.62
Total return(iii)	(5.93)%	1.14%	9.09%	34.63%	9.25%	2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$329	$337	$368	$282	$184	$165
Ratio of gross expenses to average
net assets	3.81%	3.41%	3.53%	5.49%	6.00%	6.45%
Ratio of expense reimbursements to
average net assets	(1.86)%	(1.46)%	(1.58)%	(3.54)%	(4.05)%	(4.50)%
Ratio of net expenses to average net
assets	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to
average net assets	(1.16)%	(1.18)%	(1.08)%	(0.73)%	(0.99)%	(1.25)%
Portfolio turnover rate	78.44%	106.86%	170.12%	158.26%	158.39%	141.68%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund			Class I
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2016	(i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$12.93	$13.73	$13.85	$10.82	$9.84	$9.53
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.09)	(0.06)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)
on investments	(0.68)	0.33	1.33	3.66	1.01	0.36
Total from investment operations	(0.71)	0.24	1.27	3.65	0.98	0.31
Dividends from net investment income	–	(0.08)	–	–	–	–
Distributions from net realized gains	(0.65)	(0.96)	(1.39)	(0.62)	–	–
Return of capital	–	–	–	–	–	–
Net asset value, end of period	$11.57	$12.93	$13.73	$13.85	$10.82	$9.84
Total return(iii)	(5.71)%	1.72%	9.84%	35.44%	10.00%	3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,638	$1,968	$1,975	$1,815	$1,180	$776
Ratio of gross expenses to average
net assets	2.69%	2.50%	2.79%	4.07%	5.95%	6.91%
Ratio of expense reimbursements to
average net assets	(1.30)%	(1.07)%	(1.49)%	(2.77)%	(4.68)%	(5.71)%
Ratio of net expenses to average net
assets	1.39%	1.43%	1.30%	1.30%	1.27%	1.20%
Ratio of net investment income (loss) to
average net assets	(0.60)%	(0.66)%	(0.41)%	(0.08)%	(0.33)%	(0.50)%
Portfolio turnover rate	78.44%	106.86%	170.12%	158.26%	158.39%	141.68%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$12.48	$12.86	$12.90	$11.12	$10.64	$10.55
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.19)	(0.20)	(0.16)	(0.14)	(0.21)
Net realized and unrealized gain (loss)
on investments	(0.43)	0.55	0.96	1.94	0.77	0.30
Total from investment operations	(0.51)	0.36	0.76	1.78	0.63	0.09
Distributions from net realized gains	(0.34)	(0.74)	(0.80)	–	(0.15)	–
Net asset value, end of period	$11.63	$12.48	$12.86	$12.90	$11.12	$10.64
Total return(iii)	(4.22)%	2.86%	6.15%	16.01%	6.07%	0.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$34,392	$67,533	$48,464	$36,712	$21,741	$11,514
Ratio of gross expenses to average
net assets	2.18%(iv)	2.20%(v)	2.46%(vi)	2.61%(vii)	2.98%(viii)	3.09	%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	(0.03)%	(0.36)%	(0.62)%
Ratio of net expenses to average net
assets	2.18%	2.20%	2.46%	2.58%	2.62%	2.47%
Ratio of net investment income (loss) to
average net assets	(1.40)%	(1.51)%	(1.57)%	(1.37)%	(1.26)%	(1.87)%
Portfolio turnover rate	92.10%	178.19%	205.45%	201.50%	257.74%	430.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.43% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(v) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vi) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.47% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund			Class C
						From 12/29/2010
	Six months					(commencement
	ended	Year ended	Year ended	Year ended	Year ended	of operations) to
4/30/2016 (i)		10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011 (ii)
Net asset value, beginning of period	$11.98	$12.47	$12.62	$10.95	$10.57	$10.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.12)	(0.28)	(0.29)	(0.25)	(0.22)	(0.23)
Net realized and unrealized gain (loss)
on investments	(0.41)	0.53	0.94	1.92	0.75	(0.16)
Total from investment operations	(0.53)	0.25	0.65	1.67	0.53	(0.39)
Distributions from net realized gains	(0.34)	(0.74)	(0.80)	–	(0.15)	–
Net asset value, end of period	$11.11	$11.98	$12.47	$12.62	$10.95	$10.57
Total return(iv)	(4.57)%	2.11%	5.38%	15.15%	5.25%	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$9,793	$10,136	$5,808	$1,407	$622	$539
Ratio of gross expenses to average
net assets	2.95%(v)	2.98%(vi)	3.23%(vii	3.36%(viii)	4.00%(ix)	4.12	%(x)
Ratio of expense reimbursements to
average net assets	–	–	–	(0.03)%	(0.62)%	(0.96)%
Ratio of net expenses to average net
assets	2.95%	2.98%	3.23%	3.33%	3.38%	3.16%
Ratio of net investment income (loss) to
average net assets	(2.18)%	(2.28)%	(2.36)%	(2.13)%	(2.05)%	2.56%
Portfolio turnover rate	92.10%	178.19%	205.45%	201.50%	257.74%	430.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(vi) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(x) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities				Class Z
Fund						From 12/29/2010
	Six months					(commencement
ended		Year ended	Year ended	Year ended	Year ended	of operations) to
	4/30/2016(i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011 (ii)
Net asset value, beginning of period	$12.64	$12.99	$12.98	$11.16	$10.66	$10.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.07)	(0.16)	(0.16	(0.13)	(0.10)	(0.15)
Net realized and unrealized gain (loss)
on investments	(0.42)	0.55	0.97	1.95	0.75	(0.15)
Total from investment operations	(0.49)	0.39	0.81	1.82	0.65	(0.30)
Distributions from net realized gains	(0.34)	(0.74)	(0.80	–	(0.15)	–
Net asset value, end of period	$11.81	$12.64	$12.99	$12.98	$11.16	$10.66
Total return(iv)	(4.09)%	3.16%	6.52	16.29%	6.34%	(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$58,746	$46,966	$29,828	20,504	$17,158	$11,368
Ratio of gross expenses to average
net assets	1.91%(v)	1.93%(vi)	2.18%(vii)	2.34%(viii)	2.73%(ix)	11.84	%(x)
Ratio of expense reimbursements to
average net assets	–	–	–	–	(0.35)%	(9.30)%
Ratio of net expenses to average net
assets	1.91%	1.93%	2.18	2.34%	2.38%	2.54%
Ratio of net investment income (loss) to
average net assets	(1.13)%	(1.23)%	(1.29)%	(1.08)%	(0.90)%	(1.92)%
Portfolio turnover rate	92.10%	178.19%	205.45	201.50%	257.74%	430.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 4/30/16
(vi) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(x) Includes 0.79% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

				Class A
Alger Emerging Markets Fund							From 12/29/2010
	Six months						(commencement
	ended	Year ended	Year ended		Year ended	Year ended	of operations) to
4/30/2016 (i)		10/31/2015	10/31/2014		10/31/2013	10/31/2012	10/31/2011 (ii)
Net asset value, beginning of period	$8.55	$9.44	$9.57		$8.52	$8.32	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.02)	(0.03)	(0.01)		0.02	0.03	0.04
Net realized and unrealized gain (loss)
on investments	(0.24)	(0.86)	(0.12)		1.19	0.17	(1.72)
Total from investment operations	(0.26)	(0.89)	(0.13)		1.21	0.20	(1.68)
Dividends from net investment income	(0.01)	–	–		(0.16)	–	–
Net asset value, end of period	$8.28	$8.55	$9.44		$9.57	$8.52	$8.32
Total return(iv)	(3.07)%	(9.43)%	(1.36)%		14.31%	2.40%	(16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,242	$8,270	$6,931		$5,260	$1,176	$764
Ratio of gross expenses to average
net assets	2.61%	2.71%	2.99%		3.49%	4.43%	4.60%
Ratio of expense reimbursements to
average net assets	(0.98)%	(1.01)%	(1.29)%		(1.79)%	(2.73)%	(2.90)%
Ratio of net expenses to average net
assets	1.63%	1.70%	1.70%		1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.42)%	(0.31)%	(0.13)%		0.19%	0.31%	0.51%
Portfolio turnover rate	30.97%	84.93%	98.25%		103.59%	150.09%	121.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class C
						From 12/29/2010
	Six months					(commencement
ended		Year ended	Year ended	Year ended	Year ended	of operations) to
4/30/2016 (i)		10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011 (ii)
Net asset value, beginning of period	$8.30	$9.23	$9.42	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.04)	(0.09)	(0.08)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)
on investments	(0.25)	(0.84)	(0.11)	1.17	0.19	(1.74)
Total from investment operations	(0.29)	(0.93)	(0.19)	1.11	0.14	(1.77)
Dividends from net investment income	–	–	–	(0.06)	–	–
Net asset value, end of period	$8.01	$8.30	$9.23	$9.42	$8.37	$8.23
Total return(iv)	(3.49)%	(10.08)%	(2.02)%	13.34%	1.70%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,667	$2,581	$2,151	$484	$151	$142
Ratio of gross expenses to average
net assets	3.41%	3.51%	3.79%	4.75%	5.61%	5.99%
Ratio of expense reimbursements to
average net assets	(1.04)%	(1.06)%	(1.34)%	(2.30)%	(3.16)%	(3.54)%
Ratio of net expenses to average net
assets	2.37%	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to
average net assets	(1.09)%	(1.01)%	(0.84)%	(0.73)%	(0.57)%	(0.39)%
Portfolio turnover rate	30.97%	84.93%	98.25%	103.59%	150.09%	121.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class I
						From 12/29/2010
	Six months					(commencement
	ended	Year ended	Year ended	Year ended	Year ended	of operations) to
	4/30/2016 (i)	10/31/2015	10/31/2014	10/31/2013	10/31/2012	410/31/2011(ii)
Net asset value, beginning of period	$8.50	$9.38	$9.51	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	(0.03)	(0.02)	0.01	0.01	–
Net realized and unrealized gain (loss)
on investments	(0.26)	(0.85)	(0.11)	1.19	0.19	(1.72)
Total from investment operations	(0.27)	(0.88)	(0.13)	1.20	0.20	(1.72)
Dividends from net investment income –(iv)		–	–	(0.17)	–	–
Net asset value, end of period	$8.23	$8.50	$9.38	$9.51	$8.48	$8.28
Total return(v)	(3.14)%	(9.38)%	(1.37)%	14.26%	2.42%	(17.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$11,815	$11,814	$11,451	$10,218	$8,712	$8,490
Ratio of gross expenses to average
net assets	2.49%	2.64%	2.92%	3.45%	4.28%	4.16%
Ratio of expense reimbursements to
average net assets	(0.86)%	(0.94)%	(1.22)%	(1.75)%	(2.58)%	(2.46)%
Ratio of net expenses to average net
assets	1.63%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.35)%	(0.35)%	(0.16)%	0.06%	0.15%	0.05%
Portfolio turnover rate	30.97%	84.93%	98.25%	103.59%	150.09%	121.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Amount was less than $0.005 per share.
(v) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund		Class Z
			From 2/28/2014
	Six months		(commencement
	ended	Year ended	of operations) to
	4/30/2016(i)	10/31/2015	10/31/2014 (ii)
Net asset value, beginning of period	$8.56	$9.41	$9.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.01	0.01	0.02
Net realized and unrealized gain (loss)
on investments	(0.25)	(0.86)	0.15
Total from investment operations	(0.24)	(0.85)	0.17
Dividends from net investment income	(0.02)	–	–
Net asset value, end of period	$8.30	$8.56	$9.41
Total return(iv)	(2.82)%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$10,082	$4,294	$3,667
Ratio of gross expenses to average
net assets	2.32%	2.55%	3.35%
Ratio of expense reimbursements to
average net assets	(1.07)%	(1.30)%	(2.10)%
Ratio of net expenses to average net
assets	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	0.15%	0.20%	0.29%
Portfolio turnover rate	30.97%	84.93%	98.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Mid
Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund
(collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-
transfer agency services.

The Alger Analyst Fund changed its name to Alger Mid Cap Focus Fund effective December
30, 2015.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the short sale. Dividends paid on securities sold short are disclosed as an expense on the
Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2016.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, Alger Mid
Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund
remains open for the tax years 2012-2015. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April
30, 2016, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund(a)	0.900%	0.750%	0.650%	0.780%
Alger Green Fund(b)	0.710	0.650	—	0.710
Alger Mid Cap Focus Fund(b)	0.750	0.700	—	0.750
Alger Dynamic Opportunities Fund(b)	1.200	1.000	—	1.200
Alger Emerging Markets Fund(c)	1.100	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2017, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
					THE SIX MONTHS
		CLASS			ENDED
	A	C	I	Z	APRIL 30, 2016
Alger Green Fund	1.35%	–	1.35%	–	$—
Alger Mid Cap Focus Fund*	1.20	1.95%	1.20	–	53,294
Alger Dynamic Opportunities Fund**	1.95	2.70	–	1.60%	—
Alger Emerging Markets Fund***	1.55	2.30	1.55	1.25	92,174

* Prior to March 1, 2016, the expense cap for the Alger Mid Cap Focus Fund Class A and
Class I was 1.50%.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

** Prior to March 1, 2016, the expense cap for the Alger Dynamic Opportunities Fund Class
A was 2.00%, Class C was 2.75% and Class Z was 1.75%.

*** Prior to March 1, 2016, the expense cap for the Alger Emerging Markets Fund Class A was 1.70%, Class C was 2.45%, Class I was 1.70%.

Fred Alger Management Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

Alger Management voluntarily reduced its advisory fee for the Alger Emerging Markets
Fund by $35,000 for the six months ended April 30, 2016.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated
Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2016, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$3,611	$76,691
Alger Green Fund	743	387
Alger Mid Cap Focus Fund	–	–
Alger Dynamic Opportunities Fund	–	2,938
Alger Emerging Markets Fund	15	1,366

(e) Brokerage Commissions: During the six months ended April 30, 2016, Alger Spectra Fund,
Alger Green Fund, Alger Mid Cap Focus Fund, Alger Dynamic Opportunities Fund and
Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $1,249,403,
$3,995, $, $2,674, $25,518, and $122 respectively, in connection with securities transactions.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares and Class
Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the six months ended
April 30, 2016, Alger Management charged back to Alger Spectra Fund, Alger Green Fund,
Alger Mid Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger Emerging
Markets Fund $925,086, $21,374, $331, $10,585 and $4,482, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of
Operations.

(g) Trustees’ Fees: From November 1, 2015 through February 29, 2016, each trustee who is not affiliated with Alger Management or its affiliates each, an “Independent Trustee”
received a fee of $25,875 for each board meeting attended, to a maximum of $103,500 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the
Board of Trustees received additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $2,500 for each Audit Committee meeting attended to a maximum of
$10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2016, each Independent Trustee receives a fee of $27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit
Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds engaged in purchase and sale transactions with funds that have a common investment adviser. For the six months ended April 30, 2016, these purchases and sales were as follows:

	Purchases	Sales
Alger Spectra Fund	–	$196,014

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2016.
During the six months ended April 30, 2016, Alger Dynamic Opportunities Fund incurred interfund loan interest expense of $151 and Alger Spectra Fund earned interfund loan interest income of $9,272.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of
Alger Management and Alger Inc. At April 30, 2016, Alger Management and its affiliated entities owned the following shares:

		SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,641,053	15,759	15,584	99,800
Alger Green Fund	—	—	—	—
Alger Mid Cap Focus Fund	436,253	15,690	135,923	—
Alger Dynamic Opportunities Fund	—	106	—	1,911,916
Alger Emerging Markets Fund	103	101	1,008,138	125,903

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2016:

	PURCHASES	SALES
Alger Spectra Fund	$3,846,543,359	$3,607,971,200
Alger Green Fund	5,524,537	5,594,672
Alger Mid Cap Focus Fund	6,086,964	6,743,165
Alger Dynamic Opportunities Fund	77,845,062	76,949,623
Alger Emerging Markets Fund	11,750,267	8,062,649

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2016, the Funds had the following borrowings:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Dynamic Opportunities Fund	$86,580	2.05%

The highest amount borrowed during the six months ended April 30, 2016 for each Fund was as follows:

HIGHEST BORROWING
Alger Dynamic Opportunities Fund	$2,230,683

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	15,055,362	$251,611,430	39,752,696	$723,575,458
Shares converted from Class C	—	—	789	13,707
Dividends reinvested	7,841,338	134,790,653	11,977,865	207,942,485
Shares redeemed	(34,939,200)	(608,936,678)	(26,642,149)	(480,791,797)
Net increase (decrease)	(12,042,500)	$(222,534,595)	25,089,201	$450,739,853
Class C:
Shares sold	8,967,617	$141,529,297	17,773,236	$306,898,662
Shares converted to Class A	—	—	(829)	(13,707)
Dividends reinvested	3,746,272	60,577,530	4,064,447	67,185,473
Shares redeemed	(6,034,489)	(94,259,441)	(5,784,391)	(100,117,136)
Net increase	6,679,400	$107,847,386	16,052,463	$273,953,292
Class I:
Shares sold	16,813,567	$283,103,799	30,392,263	$553,225,190
Dividends reinvested	5,773,974	100,120,707	7,049,801	123,371,317
Shares redeemed	(13,760,763)	(227,035,507)	(23,640,599)	(430,390,075)
Net increase	8,826,778	$156,188,999	13,801,465	$246,206,432
Class Z:
Shares sold	39,094,697	$683,469,047	24,122,438	$443,811,354
Dividends reinvested	5,203,469	90,748,498	4,088,271	71,708,282
Shares redeemed	(16,841,822)	(279,120,276)	(12,467,668)	(228,613,779)
Net increase	27,456,344	$495,097,269	15,743,041	$286,905,857

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Green Fund
Class A:
Shares sold	306,709	$2,711,030	848,336	$7,874,298
Dividends reinvested	42,735	397,861	87,670	790,783
Shares redeemed	(350,343)	(3,198,509)	(745,408)	(6,861,948)
Net increase (decrease)	(899)	$(89,618)	190,598	$1,803,133
Class C:
Shares sold	54,599	$457,709	122,584	$1,081,809
Dividends reinvested	8,206	72,049	15,308	131,343
Shares redeemed	(47,684)	(395,683)	(68,828)	(602,232)
Net increase	15,121	$134,075	69,064	$610,920
Class I:
Shares sold	855,676	$7,666,644	1,046,757	$9,701,664
Dividends reinvested	63,193	587,695	126,542	1,140,144
Shares redeemed	(586,201)	(5,226,175)	(1,178,515)	(10,860,854)
Net increase (decrease)	332,668	$3,028,164	(5,216)	$(19,046)
Alger Mid Cap Focus Fund
Class A:
Shares sold	16,041	$189,418	23,459	$324,232
Dividends reinvested	27,796	338,004	36,998	484,675
Shares redeemed	(12,012)	(134,362)	(13,283)	(178,116)
Net increase	31,825	$393,060	47,174	$630,791
Class C:
Shares sold	1,825	$17,824	770	$10,000
Dividends reinvested	1,555	17,866	2,094	26,114
Shares redeemed	(712)	(7,596)	(3,599)	(45,751)
Net increase (decrease)	2,668	$28,094	(735)	$(9,637)
Class I:
Shares sold	3,853	$44,264	5,526	$72,336
Dividends reinvested	7,127	86,456	9,914	129,474
Shares redeemed	(21,621)	(262,143)	(7,105)	(96,943)
Net increase (decrease)	(10,641)	$(131,423)	8,335	$104,867

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2016		OCTOBER 31, 2015
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	587,342	$6,926,136	4,084,063	$51,945,889
Dividends reinvested	92,399	1,126,347	184,459	2,266,955
Shares redeemed	(3,133,785)	(38,026,300)	(2,624,269)	(33,370,150)
Net increase (decrease)	(2,454,044)	$(29,973,817)	1,644,253	$20,842,694
Class C:
Shares sold	176,395	$2,007,846	543,957	$6,594,072
Dividends reinvested	24,644	288,086	29,847	354,289
Shares redeemed	(165,737)	(1,854,451)	(193,562)	(2,330,099)
Net increase	35,302	$441,481	380,242	$4,618,262
Class Z:
Shares sold	3,177,435	$39,015,883	1,808,583	$23,361,291
Dividends reinvested	152,963	1,892,152	142,127	1,765,215
Shares redeemed	(2,069,172)	(24,702,336)	(532,142)	(6,693,453)
Net increase	1,261,226	$16,205,699	1,418,568	$18,433,053

Alger Emerging Markets Fund
Class A:
Shares sold	218,411	$1,751,203	533,918	$4,935,891
Dividends reinvested	578	4,778	—	—
Shares redeemed	(553,292)	(4,580,216)	(300,875)	(2,646,959)
Net increase (decrease)	(334,303)	$(2,824,235)	233,043	$2,288,932
Class C:
Shares sold	81,606	$648,888	154,495	$1,360,751
Shares redeemed	(59,922)	(465,201)	(76,427)	(660,491)
Net increase	21,684	$183,687	78,068	$700,260
Class I:
Shares sold	196,372	$1,582,413	237,045	$2,083,456
Dividends reinvested	488	4,013	—	—
Shares redeemed	(152,223)	(1,153,295)	(67,331)	(585,642)
Net increase	44,637	$433,131	169,714	$1,497,814
Class Z:
Shares sold	972,744	$7,977,058	381,907	$3,463,640
Dividends reinvested	1,860	15,378	—	—
Shares redeemed	(260,826)	(2,060,492)	(270,076)	(2,417,251)
Net increase	713,778	$5,931,944	111,831	$1,046,389

(b) Redemption Fee: Prior to March 1, 2015, the Funds imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange)
within 30 days after such shares were acquired. Since March 1, 2015, the redemption fee is no longer imposed.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:
At October 31, 2015, the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains.

Alger Emerging
Expiration Dates	Markets Fund
POST ACT	$3,755,501
Total	3,755,501

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2016 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,059,140,617	$1,059,065,734	—	$74,883
Consumer Staples	462,549,544	462,549,544	—	—
Energy	76,403,006	76,403,006	—	—
Financials	48,130,806	48,130,806	—	—
Health Care	989,570,749	982,488,269	7,082,480	—
Industrials	562,890,630	562,890,630	—	—
Information Technology	1,847,511,499	1,843,680,287	—	3,831,212
Materials	50,802,784	50,802,784	—	—
Telecommunication Services	101,201,844	101,201,844	—	—
TOTAL COMMON STOCKS	$5,198,201,479	$5,187,212,904	$7,082,480	$3,906,095

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	38,876,745	38,876,745	—	—
PREFERRED STOCKS
Consumer Discretionary	2,227,288	—	—	2,227,288
Health Care	18,817,116	—	—	18,817,116
Information Technology	17,660,500	—	—	17,660,500
TOTAL PREFERRED STOCKS	$38,704,904	—	—	$38,704,904
REAL ESTATE INVESTMENT TRUST
Financials	115,865,299	115,865,299	—	—
SPECIAL PURPOSE VEHICLE
Financials	2,715,111	—	—	2,715,111
TOTAL INVESTMENTS IN
SECURITIES	$5,394,363,538	$5,341,954,948	$7,082,480	$45,326,110
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	18,262,759	18,262,759	—	—
Consumer Staples	3,059,168	3,059,168	—	—
Financials	5,511,130	5,511,130	—	—
Industrials	36,621,928	36,621,928	—	—
Information Technology	24,030,488	24,030,488	—	—
TOTAL COMMON STOCKS	$87,485,473	$87,485,473	—	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$20,368,780	$20,367,260	—	$1,520
Consumer Staples	5,745,282	5,745,282	—	—
Financials	1,825,532	1,825,532	—	—
Health Care	8,065,307	8,065,307	—	—
Industrials	13,557,868	13,557,868	—	—
Information Technology	20,174,864	20,174,864	—	—
Materials	2,234,474	2,234,474	—	—
Telecommunication Services	1,232,493	1,232,493	—	—
Utilities	1,997,249	1,997,249	—	—
TOTAL COMMON STOCKS	$75,201,849	$75,200,329	—	$1,520
PREFERRED STOCKS
Consumer Discretionary	42,434	—	—	42,434
TOTAL INVESTMENTS IN
SECURITIES	$75,244,283	$75,200,329	—	$43,954

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,718,654	$1,718,654	—	—
Energy	112,414	112,414	—	—
Financials	61,539	61,539	—	—
Health Care	1,236,391	1,236,391	—	—
Industrials	1,569,839	1,569,839	—	—
Information Technology	1,917,411	1,917,411	—	—
Materials	411,478	411,478	—	—
TOTAL COMMON STOCKS	$7,027,726	$7,027,726	—	—
MASTER LIMITED PARTNERSHIP
Financials	112,861	112,861	—	—
REAL ESTATE INVESTMENT TRUST
Financials	427,895	427,895	—	—
TOTAL INVESTMENTS IN
SECURITIES	$7,568,482	$7,568,482	—	—
Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 21,575,527	$21,575,527	—	—
Consumer Staples	5,833,186	5,833,186	—	—
Energy	1,014,047	1,014,047	—	—
Financials	3,330,059	3,330,059	—	—
Health Care	10,528,283	10,528,283	—	—
Industrials	4,029,741	4,029,741	—	—
Information Technology	31,088,028	30,693,653	321,709	72,666
TOTAL COMMON STOCKS	$77,398,871	$77,004,496	$321,709	$72,666
MASTER LIMITED PARTNERSHIP
Financials	1,039,701	1,039,701	—	—
PREFERRED STOCKS
Health Care	425,248	—	—	425,248
Information Technology	334,961	—	—	334,961
TOTAL PREFERRED STOCKS	$760,209	—	—	$760,209
PURCHASED OPTIONS
Financials	89,775	89,775	—	—
REAL ESTATE INVESTMENT TRUST
Financials	3,653,448	3,653,448	—	—
RIGHTS
Health Care	—	—	—	—*
SPECIAL PURPOSE VEHICLE
Financials	159,212	—	—	159,212
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
Financials	24,996,438	—	24,996,438	—
TOTAL INVESTMENTS IN
SECURITIES	$108,097,654	$81,787,420	$25,318,147	$992,087

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	5,821,967	5,821,967	—	—
Consumer Staples	202,606	202,606	—	—
Financials	2,439,196	2,439,196	—	—
Health Care	2,601,262	2,601,262	—	—
Industrials	1,958,294	1,958,294	—	—
Information Technology	4,759,787	4,759,787	—	—
Market Indices	1,002,788	1,002,788	—	—
Materials	278,994	278,994	—	—
Utilities	294,705	294,705	—	—
TOTAL COMMON STOCKS	$19,359,599	$19,359,599	—	—
REAL ESTATE INVESTMENT TRUST
Financials	515,343	515,343	—	—
TOTAL SECURITIES SOLD SHORT $	19,874,942	$19,874,942	—	—
Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,407,175	$1,025,774	$3,381,401	—
Consumer Staples	2,053,221	732,447	1,320,774	—
Energy	1,232,231	198,551	1,033,680	—
Financials	6,073,309	1,942,718	4,130,591	—
Health Care	1,757,553	156,952	1,600,601	—
Industrials	3,132,704	515,241	2,617,463	—
Information Technology	6,709,592	1,428,316	5,281,276	—
Materials	1,916,513	704,922	1,211,591	—
Telecommunication Services	634,087	—	634,087	—
Utilities	685,090	393,025	292,065	—
TOTAL COMMON STOCKS	$28,601,475	$7,097,946	$21,503,529	—
SPECIAL PURPOSE VEHICLE
Financials	43,241	—	—	43,241
TOTAL INVESTMENTS IN
SECURITIES	$28,644,716	$7,097,946	$21,503,529	$43,241

*Alger Dynamic Opportunities Fund Rights are fair valued at zero as of April 30, 2016.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2015	$3,209,511
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	696,584
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	3,906,095
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$696,584
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2015	$36,227,853
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	2,477,051
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	38,704,904
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$2,477,051
Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2015	$2,715,111
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	2,715,111
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$–

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Green Fund	Common Stocks
Opening balance at November 1, 2015	$1,520
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	1,520
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$–
Alger Green Fund	Preferred Stocks
Opening balance at November 1, 2015	$42,434
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	42,434
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$–

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2015	$59,454
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	13,212
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	72,666
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$13,212
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2015	$892,192
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(131,983)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	760,209
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$(131,983)

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2015	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2015	$159,212
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	159,212
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$–
FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2015	$43,241
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2016	43,241
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at April 30,2016	$–

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2016. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value
	April	Valuation	Unobservable
	30,2016	Methodology	Input	Input/Range
Alger Spectra Fund
Common Stocks	$74,883	Income	Discount Rate	40%
		Approach
Common Stocks	3,831,212	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	2,227,288	Income	Discount Rate	40%
		Approach
Preferred Stocks	18,817,116	Discounted Cash	Discount Rate	20.0-28.0%
		Flow
Preferred Stocks	17,660,500	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Special Purpose Vehicle	2,715,111	Performance	Market Multiple	4.38x-4.88x
		Multiple
		Methodology
		(xRevenue)
Alger Green Fund
Common Stocks	$1,520	Income	Discount Rate	40%
		Approach
Preferred Stocks	42,434	Income	Discount Rate	40%
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$72,666	Performance	Market Multiple	4.38x-4.88x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	161,018	Performance	Market Multiple	11.5x-12.3x
		Multiple
		Methodology
		(xRevenue)
Preferred Stocks	285,170	Discounted Cash	Discound Rate	20.7%
		Flow	Weight	40%
Preferred Stocks	285,170	Discounted Cash	Estimated Recover	NA
		Flow	Levels
			Weight	60%
Preferred Stocks	285,170	Liquidation	Discount Rate	20.0-28.0%
		Analysis
Rights	0	Cost Approach	Probability of	0%
			Success
Special Purpose Vehicle	159,212	Performance	Market Multiple	4.38x-4.88x
		Multiple
		Methodology
		(xRevenue)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Emerging Markets Fund
Special Purpose Vehicle	43,241	Performance	Market Multiple	4.38x-4.88x
Multiple
Methodology
(xRevenue)

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2016, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2016, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$42,465,419	$—	$42,465,419	—
Alger Green Fund	6,757,163	—	6,757,163	—
Alger Mid Cap Focus Fund	757,310	—	757,310	—
Alger Dynamic Opportunities Fund	8,096,428	8,092,846	3,582	—
Alger Emerging Markets Fund	1,314,516	249,304	1,065,212	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2016, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

	ASSET DERIVATIVES 2016		LIABILITY DERIVATIVES 2016
Alger Dynamic Opportunities Fund
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
	Investments in		-	$-
Purchased Put Options	Securities, at value	$89,775
Total		$89,775	-	$-

For the six months ended April 30, 2016, Alger Dynamic Opportunities Fund had option purchases of $202,469 and option sales of $153,320.99. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2016, is as follows

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$14,660
Total	$14,660

NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS AND OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$25,968
Written Options	—
Total	$25,968

NOTE 10 — Principal Risks:
As of April 30, 2016, the Funds invested a significant portion of its assets in securities in the consumer discretionary, health care and information technology sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2016. Purchase and sale transactions and dividend income earned during the period were as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Shares/Par			Shares/Par
	at			at		Realized
	October 31,	Purchases/	Sales/	April 30,	Dividend	Gain	Value at April
Security	2015	Conversion	Conversion	2016	Income	(Loss)	30, 2016
Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	178,292	–	–	178,292	–	–	74,883
Preferred Stocks
Choicestream, Inc.*	5,303,067	–	–	5,303,067	–	–	2,227,288
Prosetta Biosciences,
Inc.*	2,912,012	—	–	2,912,012	–	–	13,162,294
Alger Green Fund
Common Stocks
Choicestream, Inc.*	3,619	–	–	3,619	–	–	1,520
Preferred Stocks
Choicestream, Inc.*	101,034	–	–	101,034	–	–	42,434
Alger Dynamic
Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc.*	41,418	—	–	41,418	–	–	187,209
Tolero
Pharmaceuticals, Inc.*	106,120	–	–	106,120	–	–	140,079
* Non-income producing security.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April
30, 2016 through the issuance date of the Financial Statements. No such events have been identified which require recognition and disclosure.

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THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2015 and ending April 30, 2016.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2015	April 30, 2016	April 30, 2016(a)	April 30, 2016(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$953.41	$6.51	1.33%
	Hypothetical(c)	1,000.00	1,018.20	6.72	1.33
Class C	Actual	1,000.00	949.36	10.18	2.09
	Hypothetical(c)	1,000.00	1,014.42	10.52	2.09
Class I	Actual	1,000.00	953.24	6.41	1.31
	Hypothetical(c)	1,000.00	1,018.30	6.62	1.31
Class Z	Actual	1,000.00	954.68	4.96	1.01
	Hypothetical(c)	1,000.00	1,019.79	5.12	1.01

Alger Green Fund
Class A	Actual	$1,000.00	$964.84	$6.40	1.31%
	Hypothetical(c)	1,000.00	1,018.35	6.57	1.31
Class C	Actual	1,000.00	961.60	10.24	2.10
	Hypothetical(c)	1,000.00	1,014.42	10.52	2.10
Class I	Actual	1,000.00	964.80	6.20	1.27
	Hypothetical(c)	1,000.00	1,018.55	6.37	1.27

Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$943.15	$6.72	1.38%
	Hypothetical(c)	1,000.00	1,017.95	6.97	1.38
Class C	Actual	1,000.00	940.68	9.46	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.82	1.95
Class I	Actual	1,000.00	942.93	6.71	1.39
	Hypothetical(c)	1,000.00	1,017.95	6.97	1.39

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$957.77	$10.76	2.18%
	Hypothetical(c)	1,000.00	1,013.87	11.07	2.18
Class C	Actual	1,000.00	954.29	14.43	2.95
	Hypothetical(c)	1,000.00	1,010.09	14.84	2.95
Class Z	Actual	1,000.00	959.14	9.40	1.91
	Hypothetical(c)	1,000.00	1,015.27	9.67	1.91

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2015	April 30, 2016	April 30, 2016(a)	April 30, 2016(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$969.32	$8.08	1.63%
	Hypothetical(c)	1,000.00	1,016.66	8.27	1.63
Class C	Actual	1,000.00	965.06	11.63	2.37
	Hypothetical(c)	1,000.00	1,013.03	11.91	2.37
Class I	Actual	1,000.00	968.58	8.03	1.63
	Hypothetical(c)	1,000.00	1,016.71	8.22	1.63
Class Z	Actual	1,000.00	971.76	6.18	1.25
	Hypothetical(c)	1,000.00	1,018.60	6.32	1.25

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 182/366 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 01/2015 3/30/15

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you — for all	No	We don’t share
credit card accounts
For nonaffiliates to market to you	No	We don’t share
Question? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as
the following funds: The Alger Funds, The Alger
Funds II, The Alger Institutional Funds, The Alger
Portfolios, and Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFIISAR

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 24, 2016

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 24, 2016